Vanguard Institutional Index Funds

Supplement Dated October 21, 2025, to the Statement of Additional Information dated April 29, 2025

Statement of Additional Information Text Changes

Appendix A to the Statement of Additional Information is amended to add the following additional information:

Proxy Voting under Vanguard Investor Choice

The Board of Trustees of Vanguard Institutional Index Funds has approved, beginning in 2026, the inclusion of Vanguard Institutional Index Fund in Vanguard Investor Choice (Investor Choice). The Board of Trustees of Vanguard Index Funds has approved, beginning in 2026, the inclusion of Vanguard 500 Index Fund and Vanguard Extended Market Index Fund in Investor Choice. Collectively, these three funds will join Vanguard Growth Index Fund, Vanguard Value Index Fund, Vanguard Large-Cap Index Fund, Vanguard Mid-Cap Index Fund, Vanguard S&P 500 Growth Index Fund, Vanguard ESG U.S. Stock ETF, Vanguard Russell 1000 Index Fund, Vanguard Mega Cap Index Fund, Vanguard Dividend Appreciation Index Fund, Vanguard High Dividend Yield Index Fund, Vanguard Tax-Managed Capital Appreciation Fund, and Vanguard Tax-Managed Small-Cap Fund, which were previously included in Investor Choice (together, the Participating Funds).

With Investor Choice, Fund shareholders may choose from among a number of different proxy voting policies through which they may direct how their pro-rata ownership interest in Participating Funds will vote on proposals presented for a vote at the shareholder meetings of certain portfolio companies within the Participating Funds with record dates occurring after the shareholder has selected a proxy voting policy.

The proportionate share of Participating Fund holdings of Fund shareholders who do not select a proxy voting policy will be voted in accordance with the Vanguard-Advised Funds Proxy Voting Policy. Participating Fund shareholders that select a proxy voting policy have the ability to change that policy selection. Eligible shareholders should expect a reasonable delay after each selection is made before being implemented.

Proxy Voting Policies

There are five proxy voting policies that reflect a range of defined proxy voting approaches from which Fund shareholders may choose. The five proxy voting policies are: (i) a Company Board-Aligned Policy; (ii) a third-party policy provided by Egan-Jones Proxy Services (Egan-Jones Wealth-Focused Policy); (iii) a third-party policy provided by Glass Lewis & Co., LLC (Glass Lewis ESG Policy); (iv) a Mirror Voting Policy; and (v) the Vanguard-Advised Funds Proxy Voting Policy, a summary of which is discussed in Appendix A of this Statement of Additional Information. If a proxy voting policy becomes unavailable, the pro-rata ownership position of Participating Fund shareholders that have selected such policy will be voted in accordance with the Vanguard-Advised Funds Proxy Voting Policy. In addition, the Boards may determine it is in the best interests of Fund shareholders to utilize a different provider for a proxy voting policy that is substantially the same as one of the policies described below.

Company Board-Aligned Policy:

The pro-rata ownership position of Participating Fund shareholders that select the Company Board-Aligned Policy will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Participating Fund will cast an ABSTAIN vote on that shareholder’s behalf.

Egan-Jones Wealth-Focused Policy:

The pro-rata ownership position of Participating Fund shareholders that select the Egan-Jones Wealth-Focused Policy will be voted according to proxy voting recommendations from Egan-Jones Proxy Services, a third-party proxy advisor, that is based on the belief, as described by Egan-Jones, that maximizing shareholder value should be the primary focus of corporate governance and management decisions, without being influenced by political or social agendas. This policy by rule rejects proposals based on environmental, social, or political considerations unless they directly contribute to revenue generation at the company receiving the proposal.

This description is qualified in its entirety by reference to the full text of the Egan-Jones Wealth-Focused Policy, which is included in Appendix B to this Statement of Information, and details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.

Glass Lewis ESG Policy:

The pro-rata ownership position of Participating Fund shareholders that select the Glass Lewis ESG Policy will be voted according to proxy voting recommendations from Glass Lewis & Co., LLC, a third-party proxy advisor, that is based on the belief, as described by Glass Lewis, that enhanced disclosures of company policies and practices related to certain environmental, social, and/or governance issues could mitigate company risks and create operational opportunities.

This description is qualified in its entirety by reference to the full text of the Glass Lewis ESG Policy, which is included in Appendix B to this Statement of Information, and details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.

Mirror Voting Policy:

The pro-rata ownership position of Participating Fund shareholders that select the Mirror Voting Policy will be voted in approximately the same proportions as votes cast for the meeting by other shareholders of the security. In instances where proportionate voting cannot be reasonably executed due to operational considerations or other issues, inclusive of meetings at which the election of directors is contested, the fund will leave your proportionate share unvoted.

The proportionate votes will be based on the votes that have been cast by beneficial owners of a portfolio security in Broadridge’s network generally as of the day prior to the applicable meeting and, as such, will not reflect all votes that are ultimately cast at the meeting.

Retention of Policy Selections

The policy selections of Participating Fund shareholders that make a policy selection will be retained and may be applied to any future funds participating in Investor Choice that are held by such Participating Fund shareholder within that account, so long as such policy selection is still available or a substantially similar policy is approved by the Boards and included as a policy option.

Additional Details Regarding Investor Choice in 2026

Additional details, including the timing, material updates to proxy voting policies from which eligible Fund shareholders may select, and the means by which Fund shareholders may receive communications in order to make a policy selection, will be included in a future supplement to the Statement of Additional Information to be filed in early 2026.

APPENDIX B

Company Board-Aligned Policy:

Under this policy, proportionate positions will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Pilot Fund will cast ABSTAIN votes on the shareholder’s behalf.

Wealth-Focused Policy Overview

February 2025

Wealth-Focused Policy Overview

I. Wealth-Focused Policy Overview

Recommendations are based only on protecting and enhancing investor wealth.

The policy is not a "board aligned" policy because directors with poor impact on shareholder return will be opposed.

Restrictive governance and environmental protection proposals are generally opposed. “Stakeholder capitalism” proposals are opposed, even if supported by management. Proposals promoting diversity, equity, inclusion are also opposed. Exceptions only exist when proposals are directly tailored to revenue generation.

Director elections

The Wealth-Focused Policy generally supports candidates with a record of responsible leadership, including adequately responding to say-on-pay votes and attending at least 75% of board and committee meetings. Additionally, the Policy does not support candidates who are inside directors or affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

Director and executive compensation

The Wealth-Focused Policy supports compensation packages based on total shareholder returns. Higher compensation packages are supported if significant shareholder returns have also been delivered.

Governance

The Wealth-Focused Policy generally supports removing board governance restrictions such as splitting CEO and chairman roles, term limits, and area expertise. Likewise, the Wealth-Focused Policy would generally oppose proposals for greater restrictions. The goal is to avoid excluding qualified board members who could drive shareholder returns.

Corporate operations (including human resources, health, safety, and environment)

The Wealth-Focused Policy generally rejects proposals to restrict the operations of the company, including hiring practices, environmental reporting, or political contributions. The goal is to rely on management and the board to effectively run the company’s operations. Poor shareholder returns due to operational failures will be considered during compensation votes and director elections.

Procedure

The Wealth-Focused Policy generally supports routine and procedural proposals such as those to tabulate proxy voting, elect a clerk, or approve previous board's actions, so as to not be obstructive to standard practices.

Auditors

The Wealth-Focused Policy generally supports management’s proposed auditor, given that the auditor does not generate outsized non-audit fees from the company. The goal is to support independent auditors.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 2

Wealth-Focused Policy Overview

Shareholder rights

The Wealth-Focused Policy generally supports broader shareholder rights such as equal voting rights and requiring shareholder approval for bylaw amendments. However, the policy will generally oppose proposals that give shareholders the ability to request fundamental changes to the business operations of the company, such as restructuring. The goal is to allow management and the board to make key business decisions, while enabling shareholders to hold them accountable.

Mergers, acquisitions, and restructuring

The Wealth-Focused Policy supports proposals with a high probability of yielding outsized returns for investors. The fairness opinion by a qualified investment banker or advisor is carefully considered for these proposals.

Capitalization

The Wealth-Focused Policy generally supports managements’ recommendations on the capitalization of the company. The goal is to rely on the expertise of the CEO and CFO. Poor shareholder returns due to capitalization failures will be considered during compensation votes and director elections.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 3

Wealth-Focused Policy Overview

II. Notable Recommendations

View recommendations of the Wealth-Focused Policy from prior meetings.

The Walt Disney Company

Annual Meeting

April 3, 2024

Opposition Proposal: Election of Directors

Egan-Jones’ Wealth-Focused policy recommends FOR the Trian Nominees as we believe it is in the best interest of the Company and its shareholders. The company’s TSR has been far below that of the total market as it has struggled to address competition from new producers and distributers of entertainment, it has struggled to produce new intellectual property to complement its aging catalog, and it has struggled to capture sufficient revenue related to existing business, such as sports betting. Thus, we see significant upside to installing the Trian Nominees.

Tesla Inc.

Annual Meeting

June 13, 2024

Management Proposal: Ratification of the 100% Performance-Based Stock Option Award to Elon Musk That Was Proposed to and Approved by the Stockholders in 2018

Egan-Jones’ Wealth-Focused policy recommends FOR this Proposal. As this is a simple re-authorization of a plan already approved by shareholders but nullified by the Delaware Court of Chancery, we do not believe a re-visit to cost analysis is needed to recommend approval of this plan. Indeed, we believe that given the key-person risk the CEO of Tesla represents and the possible negative impacts if his pay for the last several years rescinded, it is imperative to fix this issue immediately by supporting this reauthorization of his pay package.

Alphabet Inc.

Annual Meeting

June 7, 2024

Shareholder Proposal: Regarding a Policy for Director Transparency on Political and Charitable Giving

Egan-Jones’ Wealth-Focused policy recommends AGAINST. Considering the Company’s policies and oversight mechanisms related to its political contributions and charitable giving activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 4

Wealth-Focused Policy Overview

General Motors Company

Annual Meeting

June 4, 2024

Shareholder Proposal: Requesting a Report on Sustainability Risk in the Company’s Supply Chain

Egan-Jones’ Wealth-Focused policy recommends AGAINST this proposal because we believe that approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and would only provide reports with information that is already available to shareholders.

Nike

Annual Meeting

September 10, 2024

Shareholder Proposal: Environmental Targets

Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that approval of the requested report is unnecessary and overly burdensome on the Company. It would significantly increase administrative costs and divert Company resources from the more relevant and meaningful corporate priorities.

Dollar Tree Inc.

Annual Meeting

March 10, 2023

Shareholder Proposal: Designate an Independent Chairman

Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that having an independent chairman is not a one-size- fits-all principle. We believe that the Board should have the flexibility in determining the Board’s leadership structure that is conducive for the Company’s goal in achieving its long-term performance and maximizing shareholder value.

The Charles Schwab Corp.

Annual Meeting

May 23, 2024

Shareholder Proposal: Report on Racial and Gender Pay Gaps

Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that the Company’s existing compensation processes are guided by the fundamental principle that decisions are made based on the individual's capabilities and contributions to the Company and not on gender. Moreover, we believe that approval of this proposal will accrue unnecessary costs and administrative burden.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 5

Wealth-Focused Policy Overview

Exxon Mobil Corporation

Annual Meeting

May 29, 2024

Management Proposal: Ratify the Appointment of Independent Auditor

Egan-Jones’ Wealth-Focused policy recommends FOR the ratification of PricewaterhouseCoopers LLP as auditors, as we believe that neither the audit fees for the most recent fiscal year nor the disciplinary actions taken against the firm over the past decade raise concerns about the auditor's integrity, professionalism, or independence.

Eli Lilly and Company

Annual Meeting

May 1, 2023

Management Proposal: Eliminate Supermajority Voting Provisions

Egan-Jones’ Wealth-Focused policy recommends FOR the elimination of supermajority voting provisions in the Company’s Articles of Incorporation, as they grant disproportionate power to a minority of shareholders. On the contrary, adopting a simple majority standard would ensure equal and fair representation for all shareholders and enabling more meaningful voting outcomes.

Hess Corporation

Special Meeting

May 28, 2024

Management Proposal: Approve Merger with Chevron

Egan-Jones’ Wealth-Focused policy recommends ABSTAIN from the Chevron-Hess merger due to concerns about the current structure of the deal. Our concerns include the size of the merger premium, the arbitration of the oil field dispute with Exxon, potential regulatory challenges due to market share implications, and overall fairness to shareholders. Given these issues, we recommend that Hess delay the final merger vote until there is greater clarity surrounding the transaction.

Chipotle Mexican Grill, Inc.

Annual Meeting

June 6, 2024

Management Proposal: Increase the Number of Authorized Shares of Common Stock

Egan-Jones’ Wealth-Focused policy recommends FOR the issuance of additional shares of common stock because we believe that it is necessary to implement the proposed fifty-for-one stock split in the form of a stock dividend distribution to its shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 6

Wealth-Focused Policy Overview

III. Detailed vote recommendations

View recommendations per category.

Proposals by management | Accounting

Proposal	Vote Recommendation
Accept financial statements/statutory	We generally recommend FOR because according to our policy, the
report	financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.
Accept accounting irregularity	We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.
Receive annual report and accounts	We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 7

Wealth-Focused Policy Overview

Proposals by management | Auditor

Proposal	Vote Recommendation
Remove auditor	We generally recommend a vote FOR the removal of the auditors whenever the Company may deem it necessary to ensure auditor independence and integrity.
Ratify auditor appointment	We generally recommend FOR the auditor when the non-audit fees do not make up a substantial proportion of all fees the auditor is charging the company. The purpose is to maintain some independence for the auditor.
Ratify auditor or director remuneration	We generally recommend FOR because according to our policy, the proposed director and auditor emoluments are commensurate with their efforts, services rendered, and contribution to the Company.
Ratify auditor appointment and	We generally recommend FOR the auditor when the non-audit fees do
remuneration	not make up a substantial proportion of all fees the auditor is charging the company. The purpose is to maintain some independence for the auditor.
Approve discharge of auditors	We generally recommend FOR because after reviewing the auditor acts for the fiscal year that has ended, we find it advisable to grant discharge from liability to the auditors.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 8

Wealth-Focused Policy Overview

Proposals by management | Capitalization

Proposal	Vote Recommendation
Issue shares below NAV	We generally recommend FOR because according to our policy, issuing shares below net asset value (NAV) would provide the Fund with flexibility in raising capital, reducing debt, preventing insolvency, and funding strategic acquisitions or growth opportunities. While it typically leads to dilution, a discounted issuance can be used in ways that may ultimately enhance shareholder value, improve financial stability, and position the company for long-term success.
Repurchase bonds	We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price.
Split stock / reverse split	We generally recommend FOR because according to our policy, the proposed reverse stock split would make the Company’s common stock a more attractive and cost-effective investment for many investors, thereby enhancing the liquidity of current stockholders and potentially broadening the investor base.
Decrease authorized shares	We generally recommend FOR because according to our policy, the proposed decrease in authorized shares will provide the Company with greater strategic flexibility in managing dilution and its capital structure.
Issue bonds	We generally recommend FOR because according to our policy,
approval of this proposal will give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.
Increase authorized shares	We generally recommend FOR except when one of the following
conditions is met: 1) The new proposed stock is >50% of total authorized shares of common stock; 2) The increase is NOT tied to a specific transaction or financing proposal; and 3) The Share pool was
NOT used up due to equity plans.
Stock exchange listing	We generally recommend FOR because according to our policy,
approval of the stock exchange listing would create investment opportunities for the Company and provide greater liquidity while diversifying the risks associated with it.
Exchange debt for equity	We generally recommend FOR if the transaction is the best available option for current equity holders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 9

Wealth-Focused Policy Overview

Proposal	Vote Recommendation
Re-price options	We generally recommend FOR when the company's current share
price is below the original strike price and when the new option strike price divided by the current option strike price is less than 1.2.
Change share par value	We generally recommend FOR when the new par value is less than or equal to old par value.
Approve share repurchase plan	We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price.
Issue shares upon exercise of warrants	We generally recommend FOR because according to our policy, the proposed issuance of shares will provide the Company with a source of capital to fund its corporate endeavors and activities.
Approve dividends	We generally recommend FOR because according to our policy, the proposed dividend payout will not put the company´s liquidity at risk.
Reclassify shares	We generally recommend FOR if the conversion would provide equal rights to shareholders.
Approve stock terms revision	This proposal is considered on a case-by-case basis by the guidelines committee.
Allot securities	We generally recommend FOR because according to our policy, the allotment of shares or securities will enable the Company to capitalize on future business opportunities. This flexibility provides the Company with the ability to act promptly and strategically to business decisions, ensuring it remains competitive and well-positioned for long-term success.
Issue shares	We generally recommend FOR except when one of the following
conditions is met: 1) The new proposed stock is >50% of total authorized shares of common stock; 2) The increase is NOT tied to a specific transaction or financing proposal; and 3) The Share pool was
NOT used up due to equity plans.
Convert shares	We generally recommend FOR if the conversion would provide equal rights to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 10

Wealth-Focused Policy Overview

Proposals by management | Climate/Resources

Proposal	Vote Recommendation
Approve sustainability auditor	We generally recommend a vote AGAINST because according to our policy, the appointment of a separate sustainability auditor is unwarranted, given that the Company already integrates sustainability into its existing audit process. The Company’s current approach effectively addresses sustainability concerns without the need for additional oversight. Furthermore, approval of this proposal would impose unnecessary costs and administrative burdens, diverting resources from other critical business priorities.
Approve sustainability report	We generally recommend a vote AGAINST because, according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 11

Wealth-Focused Policy Overview

Proposals by management | Compensation

Proposal	Vote Recommendation
Approve incentive stock option plan (SPAC)	We recommend a vote AGAINST this proposal because
according to our policy, this proposal would dilute shareholder value in this special purpose acquisition company and is
therefore not in the shareholders' best interests. Because the company is a SPAC, management is already highly incentivized through founder shares and warrants, and an incentive stock
option plan would be unnecessary and potentially excessive.
Approve retirement plan / allowance	We generally recommend FOR when the total compensation is
reasonable considering the company's performance as
measured by change in adjusted stock price.
Approve employee stock purchase plan	We generally recommend FOR if the following conditions are
met: 1) option exercise price / current fair market value of the stock is reasonable and 2) the plan qualifies under section
423(c).
Distribute profit/dividend/etc according to plan	We generally recommend FOR because according to our policy,
the proposed distribution plan will not put the company´s
liquidity at risk.
Approve	This proposal is considered on a case-by-case basis by the
employment/management/severance/partnership	guidelines committee.
agreement
Approve executive/director/related party	We generally recommend FOR because according to our policy,
transactions	the related party transaction is advisable, substantively and procedurally fair to, and in the best interests of the Company and its shareholders.
Approve other compensation	This proposal is considered on a case-by-case basis by the
guidelines committee.
Approve incentive stock option plan (non-SPAC)	We generally recommend FOR when the plan results in dilution of less than 10%.
Approve bonuses	We generally recommend FOR when the total compensation is
reasonable considering the company's performance as
measured by change in adjusted stock price.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 12

Wealth-Focused Policy Overview

Proposals by management | Directors

Proposal	Vote Recommendation
Adopt/amend board nomination procedure	We generally recommend FOR if the following conditions are met: the candidate nominations can be submitted within 90 days of the annual meeting and the director information disclosure is required.
Authorize board to fill vacancies	We generally recommend FOR if the appointees will face a shareholder vote at the next annual meeting.
Remove director without cause	We generally recommend a vote FOR because according to our policy, allowing shareholders to remove a director without cause enhances accountability and strengthens shareholder rights. This provision empowers shareholders to take action if they believe a director is not acting in the best interests of the company, ensuring greater transparency and governance.
Approve director indemnification	We generally recommend FOR because according to our policy,
approval of director indemnification would enable the Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the Company to attract, retain and motivate its directors whose efforts are essential to the Company's success.
Change number of directors	We generally recommend FOR if the board size is between 5 and 15.
Approve director liability insurance	We generally recommend FOR because according to our policy,
approval of director liability insurance would enable the Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the Company to attract, retain and motivate its directors whose efforts are essential to the Company's success.
Remove director only with cause	We generally recommend AGAINST the proposal because according to our policy, directors should be removed with or without cause. This level of flexibility allows the Company to make necessary changes to its leadership when deemed appropriate. Allowing for the removal of directors with or without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.
Approve spill resolution	We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price.
Authorize exculpation of officers (DGCL)	We generally recommend a vote FOR because according to our policy, implementation of the exculpation provision pursuant to Delaware
Law will enable the Company to attract, retain and motivate its officers whose efforts are essential to the Company's success. Additionally,
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 13

Wealth-Focused Policy Overview

Proposal	Vote Recommendation
Delaware's exculpation law strikes a balanced approach, offering protection to directors while ensuring accountability for significant breaches of their fiduciary duties.
Change size of board of directors	We generally recommend FOR if the board size is between 5 and 15.
Decrease required director experience /	We generally recommend AGAINST because according to our policy, a
expertise / diversity	diversified board would encourage good governance and enhance shareholder value. Bringing together a diverse range of skills and experience is necessary in building a constructive and challenging board.
Eliminate retirement age requirement	We generally recommend FOR this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance,
particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.
Declassify the board	We generally recommend FOR because according to our policy,
staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.
Classify the board	We generally recommend AGAINST because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 14

Wealth-Focused Policy Overview

Proposals by management | M&A / Structure

Proposal	Vote Recommendation
Approve opt-out plan	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve recapitalization plan	We generally recommend FOR unless the new shares will have
superior voting rights to outstanding shares.
Change domicile / jurisdiction of	We generally recommend FOR because according to our policy,
incorporation	changing the Company’s legal domicile is necessary to align the legal structure of the Company in a manner that is more consistent with their business objectives.
Proceed with bankruptcy	We generally recommend FOR because according to our policy,
approval of the bankruptcy plan is the best available alternative in order for the Company to provide a reasonable value for its
shareholders.
Approve M&A agreement (sale or	This proposal is considered on a case-by-case basis by the guidelines
purchase)	committee.
Approve anti-takeover measures	We generally recommend FOR if the following conditions are met: it is a family controlled entity, there is a change in ownership, and if the meeting is not contested.
Approve restructuring	This proposal is considered on a case-by-case basis by the guidelines committee.
Advise on merger related compensation	We generally recommend FOR if any of the following conditions are met: 1) The payout to the executive is reasonable (less than 3x severance package), 2) the payout is triggered after the transaction closes, 3) Payouts do not accelerate vesting of equity awards or 4)
payouts only occur given the executive's termination.
Adopt greenmail provision	We generally recommend AGAINST because according to our policy, the adoption of greenmail provision will pave the way for a potential hostile takeover which could be detrimental to the shareholders’
interests.
Approve liquidation plan	We generally recommend FOR if the following conditions are met: the transaction is the best strategic alternative for the company and the appraisal value is fair.
Approve joint venture agreement	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve M&A share issuance	This proposal is considered on a case-by-case basis by the guidelines committee.
Remove antitakeover provision	We generally recommend FOR if the following conditions are met: it is a family controlled entity, there is a change in ownership, and if the meeting is not contested.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 15

Wealth-Focused Policy Overview

Proposal	Vote Recommendation
Ratify poison pill	We generally recommend a vote FOR because according to our policy, approval of the proposal will acknowledge both the advantages and inherent risks of implementing a shareholder rights plan, or poison pill.
While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that
shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the Company from these risks, promoting transparency, and maintaining a balance between protecting
shareholder interests and preventing potential misuse of the plan.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 16

Wealth-Focused Policy Overview

Proposals by management | Meeting and Proxy Statement

Proposal	Vote Recommendation
Allow virtual-only shareholder meetings	We generally recommend FOR because according to our policy, virtual meetings will increase the likelihood of an improved attendance rate in meetings, not to mention the benefits of flexibility, reducing costs and improved accessibility.
Restrict right to act by written consent	We generally recommend AGAINST because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.
Adopt notice and access provisions	We generally recommend FOR because according to our policy,
approval of the notice and access provision would provide
shareholders with sufficient disclosure and ample time to make informed decisions regarding the election of directors at shareholder meetings. This provision ensures that shareholders have the
opportunity to review relevant information regarding the nominees, the Company's performance, and other important matters, therefore enabling the shareholders to participate meaningfully in the governance process.
Elect chairman of the meeting	We generally recommend FOR because electing a presiding person would allow the Company to facilitate the meeting in an organized manner.
Adjourn meeting	We generally recommend FOR because according to our policy,
approval of the adjournment will enable the Company to solicit additional proxies if there are insufficient votes at the time of the meeting to approve a certain proposal.
Change fiscal year end	We generally recommend FOR because according to our policy, the proposal would enable the Company to optimize its financial
reporting, improve the timeliness of business operations and strategic planning, and better align its fiscal year-end with that of its peers. This alignment will enhance comparability, improve operational efficiency, and support more effective decision-making.
Approve previous meeting minutes	We generally recommend FOR because according to our policy,
approval of this proposal is in the best interests of the Company and its shareholders.
Expand right to act by written consent	We generally recommend FOR because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 17

Wealth-Focused Policy Overview

Proposal	Vote Recommendation
giving shareholders the right to act independently from the
management.
Restrict right to call a special meeting	We generally recommend AGAINST the proposal because according to our policy, the ability of shareholders to call special meetings is widely regarded as an important aspect of good corporate governance. We believe the Company’s current threshold appropriately balances the rights of shareholders to call a special meeting with the broader interests of the Company and its shareholders.
Create notice period of general meeting	We generally recommend voting FOR this proposal because, in
accordance with our policy, there may be situations where it is crucial for the Company to call meetings on short notice. This proposal would authorize the Company to convene general meetings (other than the annual general meeting) with a minimum of 14 clear days' notice, enabling timely action on matters that are urgent or time-sensitive for the Company.
Appoint independent proxy	We generally recommend a vote FOR because according to our policy, appointment of the independent proxy is necessary to convene the shareholders meeting.
Change location / date / time	We generally recommend FOR because according to our policy, the proposed change will increase the likelihood of increased attendance rate in meetings, not to mention the benefits of flexibility and improved accessibility to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 18

Wealth-Focused Policy Overview

Proposals by management | Mutual Fund

Proposal	Vote Recommendation
Change fundamental restriction to non-	We generally recommend AGAINST because according to our policy,
fundamental	approval of the proposal would increase the Fund’s exposure to significant losses arising from investment in high-risk assets. Moreover, contrary to a fundamental investment restriction, non-fundamental investment restrictions are often focused on short-term investing which is subject to market volatility and fluctuations.
Approve investment advisory agreement	We generally recommend FOR if the following conditions are met: the investment fees are reasonable and the investment strategy is cogent.
Approve management agreement	We generally recommend FOR if the following conditions are met: the investment fees are reasonable and the investment strategy is cogent.
Adopt investment policy	We generally recommend FOR if the investment strategy is cogent.
Issue/approve 12b-1 plan (distribution of	We generally recommend FOR because according to our policy,
funds through intermediaries)	approval of the 12b-1 plan would enable the Fund to facilitate its distribution and sale through various intermediaries, which would be beneficial in improving its asset position.
Approve non-fundamental investment	We generally recommend AGAINST because according to our policy, a
objective	fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as
shareowners.
Convert to open-end fund	We generally recommend FOR because according to our policy, the conversion to an open-end fund would provide for portfolio
diversification hence reducing the Company's risk exposure, and at the same time providing greater liquidity to its shareholders.
Approve sub-investment advisory	We generally recommend FOR if the following conditions are met: the
agreement	investment fees are reasonable and the investment strategy is cogent.
Approve fundamental investment objective	We generally recommend FOR because according to our policy, a fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as
shareowners. By involving shareholders in key decisions, the Company reinforces transparency, accountability, and the protection of shareholder value.
Approve company as investment trust	This proposal is considered on a case-by-case basis by the guidelines committee.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 19

Wealth-Focused Policy Overview

Proposals by management | Routine - Compensation

Proposal	Vote Recommendation
Advise on executive compensation (SAY-	We generally recommend FOR when the total compensation is
ON-PAY)	reasonable considering the company's performance as measured by change in adjusted stock price.
Approve named executive officers'	We generally recommend FOR when the total compensation is
compensation	reasonable considering the company's performance as measured by change in adjusted stock price.
Decide frequency of executive	We generally recommend an annual frequency for the say-on-pay
compensation	vote.
Appropriate profits/surplus	We generally recommend FOR because according to our policy, the proposed allocation of profits or earnings is commensurate with the
Company’s current financial position.
Reduce of legal reserve	We generally recommend FOR because according to our policy, the proposed reduction of legal reserves is commensurate with the
Company’s current financial position and would strengthen its cashflow.
Approve directors' compensation	We generally recommend FOR because according to our policy, the proposed director emoluments are commensurate with the directors’
efforts and contributions, and approval of the proposal would enable the Company to attract, retain and motivate its directors who are essential to the Company's success.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 20

Wealth-Focused Policy Overview

Proposals by management | Routine - Directors

Proposal	Vote Recommendation
Delegate authority to a committee	We generally recommend FOR because the delegation of authority to the committee is in the best interests of the Company and its shareholders.
Approve previous board's actions	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve discharge of supervisory board	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Authorization to the board to execute legal	We generally recommend FOR because approval of the proposal is
formalities	necessary in order to carry out the legal formalities related to the meeting.
Elect company clerk/secretary	We generally recommend FOR because according to our policy, the nominee appears qualified.
Approve discharge of board and president	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve discharge of management board	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Fix number of directors	We generally recommend FOR if the board size is between 5 and 15.
Approve directors' report	We generally recommend FOR because approval of the directors'
report is in the best interests of the Company and its shareholders.
Elect director to committee	We generally recommend FOR when the change in adjusted stock price over the director's tenure is poor (given that the director tenure is at least three years) and when the following governance
requirements are met: 1) the candidate attended at least 75% of all board and committee meetings and 2) the candidate is not affiliated and a member of the audit, compensation, or nominating committees.
Elect directors and fix the number of	We generally recommend FOR when the change in adjusted stock
directors	price over the director's tenure is poor (given that the director tenure is at least three years) and when the following governance
requirements are met: 1) the candidate attended at least 75% of all board and committee meetings and 2) the candidate is not affiliated and a member of the audit, compensation, or nominating committees.
Receive directors' report	We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 21

Wealth-Focused Policy Overview

Proposal	Vote Recommendation
of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year that has ended.
Approve financial statements and	We generally recommend FOR because according to our policy, the
discharge directors	financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.
Elect director to board	We generally recommend FOR when the change in adjusted stock price over the director's tenure is poor (given that the director tenure is at least three years) and when the following governance
requirements are met: 1) the candidate attended at least 75% of all board and committee meetings and 2) the candidate is not affiliated and a member of the audit, compensation, or nominating committees.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 22

Wealth-Focused Policy Overview

Proposals by management | Routine - Other

ProposalVote Recommendation

Approve acts - ratify the decisions made in	We generally recommend FOR if the following conditions are met: the
the prior fiscal year (e.g., distribution of	act is specified OR the act is related to the distribution of dividends,
initial dividend, discharge of liability)	release from liability, or decisions made in the fiscal year that has ended.
Corporate assembly	We generally recommend FOR because approval of the convening of the corporate assembly or shareholders' meeting is in the best interests of the Company and its shareholders.
Appoint rating agency	We generally recommend FOR because the appointment of the
proposed rating agency is in the best interests of the Company and its shareholders.
Appoint censor	We generally recommend FOR because appointment of the censor would ensure the integrity of the voting process at the shareholders'
meeting.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 23

Wealth-Focused Policy Overview

Proposals by management | Shareholder Rights

ProposalVote Recommendation

Adopt, renew, or amend shareholder rights	We generally recommend FOR if the proposed plan expands rights for
plan	shareholders.
Approve preemptive rights	We generally recommend FOR because according to our policy, pre-
emptive rights allow shareholders to maintain their proportional ownership in the Company in the event of new share issuance, protecting their interests and ensuring they are not diluted by future equity offerings.
Eliminate preemptive rights	We generally recommend FOR because according to our policy, the elimination of pre-emptive rights would provide the Company with greater flexibility to finance business opportunities and conduct a rights issue without being restricted by the stringent requirements of statutory pre-emption provisions.
Redeem shareholder rights plan	We generally recommend FOR when the additional shares for the beneficiaries of the poison pill are more attractive than takeover by a hostile party.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 24

Wealth-Focused Policy Overview

Proposals by management | Voting

Proposal	Vote Recommendation
Adopt advanced notice requirement	We generally recommend FOR because according to our policy, advance notice requirement would protect the Company and its shareholders from ambush proxy solicitations thereby facilitating the nomination of individuals for election in an orderly process.
Approve cumulative voting	We generally recommend AGAINST because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.
Eliminate confidential voting	We generally recommend AGAINST because approval of the proposal will compromise confidentiality and integrity of vote outcomes.
Eliminate cumulative voting	We generally recommend FOR because according to our policy
cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.
Reimburse proxy contest expenses	We generally recommend FOR when Egan-Jones recommends in favor of the dissidents.
Adopt unequal voting rights	We generally recommend AGAINST because according to our policy, in order to provide equal voting rights to all shareholders, companies should not utilize dual class capital structures.
Amend quorum/voting requirement	We generally recommend FOR when the proposed quorum is at least
33% of shares entitled to vote.
Adopt majority vote for director elections	We generally recommend FOR because according to our policy, a simple majority vote in director elections will strengthen the Company’s corporate governance practice. Contrary to plurality voting, a simple majority standard will give the shareholders a meaningful way of electing directors by limiting the power of shareholders to elect poorly performing directors.
Adopt exclusive forum for disputes	We generally recommend FOR because according to our policy, having an exclusive forum will allow the Company to address disputes and litigations in an exclusive jurisdiction, with familiarity of the law, and reduce the administrative cost and burden related to settlement.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 25

Wealth-Focused Policy Overview

Proposal	Vote Recommendation
Adopt confidential voting	We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.
Eliminate unequal voting rights	We generally recommend FOR because according to our policy,
companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By adopting a one-share, one-vote structure, the Company can better uphold shareholder democracy and support long-term value creation for all investors.
Establish right to call a special meeting	We generally recommend FOR if at least 10% of voting shares are required to call a special meeting.

Approve/increase supermajority voting	We generally recommend AGAINST because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the
Company by limiting the power of shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.
Eliminate/reduce supermajority voting	We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 26

Wealth-Focused Policy Overview

Proposals by management | Other

Proposal	Vote Recommendation
Amend other articles/bylaws/charter	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve political & charitable	We generally recommend FOR because according to our policy, it is
contributions	necessary to allow the Company to fund charitable and political activities, which is in the best interests of shareholders. Such contributions can enhance the Company’s reputation, strengthen stakeholder relationships, and support its broader social and corporate responsibility goals, ultimately benefiting long-term shareholder value.
Approve continuance of company	We generally recommend FOR because according to our policy,
approval of this proposal is in the best interests of the Company and its shareholders.
Approve company name change	We generally recommend FOR because according to our policy, the proposed name change supports strategic changes that enhance the
Company’s business objectives. Furthermore, the proposed name change will more effectively reflect the Company's mission and vision, thereby strengthening its marketing and branding efforts and improving its overall market positioning.
Attend to other business	This proposal is considered on a case-by-case basis by the guidelines committee.
Establish power to execute legal formalities	We generally recommend a vote FOR because according to our policy, approval of the proposal will authorize the Board or someone who is acting on the Company’s behalf to legally and formally execute decisions made during the meeting, without the need for further shareholder approval or meetings.
Adopt MacBride Principles, Sullivan	We generally recommend AGAINST because adoption of this proposal
Principles, or similar	would be duplicative and would make the Company unnecessarily accountable to different sets of overlapping fair employment guidelines that are already covered in its policies.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 27

Wealth-Focused Policy Overview

Proposals by shareholders | Auditors

Proposal	Vote Recommendation
Limit auditor non-audit services	We generally recommend FOR because according to our policy,
auditors should not provide non-audit services. This practice ensures the independence and integrity of the audit process, maintaining objectivity and minimizing any potential conflicts of interest that could undermine the reliability of the Company's financial reporting.
Rotate auditor	We generally recommend AGAINST because according to our policy, we have seen no evidence that the auditor's integrity, professionalism, or independence is in question
Appoint auditor	We generally recommend a vote AGAINST because according to our policy, the appointment of auditors is a responsibility entrusted to the board of directors, specifically the Audit Committee. In our view, the procedures governing the selection of auditors adhere to standard corporate governance and accounting practices. Unless there are significant concerns that could jeopardize the integrity and independence of the auditors, we believe that approving this proposal is neither necessary nor justified at this time.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 28

Wealth-Focused Policy Overview

Proposals by shareholders | Board Report

Proposal	Vote Recommendation
Report on board oversight	We generally recommend AGAINST the proposal because according to our policy, robust board oversight is essential in the current rapidly changing business environment. This oversight enhances
management's accountability and supports the exercise of sound judgment in making business decisions.
Report on board member information	We generally recommend AGAINST because according to our policy, the information being requested in the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders.
Report on proxy voting review	We generally recommend AGAINST this proposal because, in
accordance with our policy, the Company already provides a
comprehensive review of how proxy voting is handled, along with suggestions for improving the process. As such, the requested proxy voting report would provide no incremental or meaningful information to the Company’s shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 29

Wealth-Focused Policy Overview

Proposals by shareholders | Capitalization

Proposal	Vote Recommendation
Repurchase shares	We generally recommend AGAINST because according to our policy, while share repurchases can be beneficial for companies in many cases, the repurchase suggested in this proposal is unnecessary and misaligned with the current needs of the Company. At this time, the
Company's resources are better utilized elsewhere, and the proposed repurchase does not support the long-term strategy or financial objectives that would maximize value for shareholders.
Issue dividend	We recommend a vote AGAINST this proposal because according to our policy, the Company’s dividend payout plan should be governed by the board of directors after taking into account relevant factors such as the Company’s liquidity and financial position.
Require shareholder approval to reclassify	We generally recommend FOR because according to our policy,
shares or conversion rights	companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By adopting a one-share, one-vote structure, the Company can better uphold shareholder democracy and support long-term value creation for all investors.
Require shareholder approval to authorize	This proposal is considered on a case-by-case basis by the guidelines
issuance of bonds/debentures	committee.
Issue shares	We generally recommend a vote AGAINST this proposal because
according to our policy, the approval could cause potential excessive dilution in the interests of the shareholders and could potentially overvalue the Company’s stock price with such an excessive issuance that is disproportionate to its needs.
Convert shares	We generally recommend FOR if the conversion would provide equal rights to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 30

Wealth-Focused Policy Overview

Proposals by shareholders | Climate/Resources

Proposal	Vote Recommendation
Report on GMO	We generally recommend AGAINST because according to our policy, preparing a report regarding GMOs would provide no incremental and meaningful information to the Company’s shareholders. Moreover, given the Company’s current compliance with SEC reporting
requirements and other government regulators of GMOs, we believe that approval of this proposal will accrue unnecessary costs and administrative burden to the Company.
Adopt climate action plan / emissions	We generally recommend AGAINST the proposal, because, according
reduction / resource restriction	to our policy, its approval would not provide additional benefits or value to shareholders, given the Company’s existing robust policy and strategy on climate change.
Report on costs and risks associated with	We generally recommend AGAINST because according to our policy,
climate plan or similar	approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Report on climate plan / emissions /	We generally recommend AGAINST because according to our policy,
resource use	approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Adopt GMO policy	We generally recommend AGAINST because according to our policy, approval of the proposal would impose unnecessary burdens on the
Company's operations.
Reduce fossil fuel financing	We generally recommend AGAINST because according to our policy, the Company is already committed to meeting its climate action goals related to sustainable financing. As businesses move to achieving their net zero goals, we believe that the Company’s current policies in financing will bridge the transition to a low carbon economy.
Report on animal welfare	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Adopt animal welfare standards	We generally recommend AGAINST because according to our policy, the matters raised in the proposal have already been addressed by the
Company. Moreover, the proposal advocates for impractical and
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 31

Wealth-Focused Policy Overview

imprudent actions that could negatively impact the business and its results.

Approve annual advisory vote on climate We generally recommend a vote AGAINST because according to our changepolicy, adopting this proposal is unnecessary and unwarranted in light of the Company’s existing approach to climate change and sustainability. The Company already implements effective strategies in these areas, making the proposal redundant. Furthermore, approval would result in significant administrative costs and financial burdens, diverting resources from other critical initiatives.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 32

Wealth-Focused Policy Overview

Proposals by shareholders | Compensation

Proposal	Vote Recommendation
Adopt advisory vote on executive	We generally recommend a vote AGAINST this proposal because
compensation	according to our policy, given that the Company already submits its compensation policy for shareholder approval at the annual meeting, there is no need to support this proposal. Implementing it would only lead to redundancy, unnecessary costs, and an increased
administrative burden on the Company.
Discontinue stock option and bonus	We generally recommend AGAINST because according to our policy,
programs	approval of the proposal would impose arbitrary limits on the compensation committee and put the Company at a competitive
disadvantage compared to peers.
Use GAAP metrics for compensation	We generally recommend AGAINST this proposal because, in
accordance with our policy, approval would impose rigid targets that could hinder the Company's ability to adapt to adjustments and fluctuations beyond its control. Additionally, using GAAP metrics in compensation could misalign the Company’s short-term financial goals with its long-term success, and increase the complexity of measuring and rewarding performance. We believe that approval of the proposal could undermine the Compensation Committee’s flexibility in
determining the most appropriate metrics for the Company’s financial circumstances.
Approve retirement plan	This proposal is considered on a case-by-case basis by the guidelines committee.
Amend clawback provision	We generally recommend AGAINST because according to our policy, the determination as to whether clawback policies are satisfactory should be made by the Company in a manner consistent with its disclosure policies and procedures. We believe that the Company’s existing policy strikes an appropriate balance and establishes standards for recoupment of incentive compensation while providing sufficient detail to appropriately inform and motivate employees.
Exclude legal/compliance costs in	We generally recommend AGAINST because according to our policy,
adjustments	adoption of the proposal will not enhance the Company’s
compensation decision-making process.
Prohibit equity vesting for government	We generally recommend AGAINST the proposal, as, according to our
service	policy, its implementation could hinder the Company’s ability to attract key employees. Additionally, it could inadvertently penalize individuals who may wish to enter or return to governmental service.
Expense stock options	We generally recommend AGAINST because according to our policy, expensing stock options could either overstate or understate the
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 33

Wealth-Focused Policy Overview

company’s expenses and therefore potentially affect the true value of its income and financial standing.
Require executives retain shares	We generally recommend AGAINST because according to our policy, the Company’s current stock ownership requirement strikes an appropriate balance of encouraging focus on the long-term
performance of the Company and the strong alignment with
shareholder interests, while enabling the Company to attract and retain the best people in the industry.
Include ESG metrics in compensation	We generally recommend AGAINST because according to our policy, its adoption will not enhance the Company’s compensation decision-
making process. ESG targets are often viewed as subjective, and quantifying whether these goals are met can vary across companies based on their specific objectives. Additionally, we believe that linking compensation to ESG metrics could potentially divert executives’ focus from achieving the Company’s long-term financial goals in favor of short-term objectives.
Deduct stock buybacks from pay	We generally recommend AGAINST because according to our policy, adoption of the proposal will not enhance the Company’s
compensation decision-making process.
Remove tax gross-ups	We generally recommend AGAINST because according to our policy, it is the benefit of the Company to retain flexibility with respect to executive compensation, rather than commit to arbitrary principles which could place the Company at a competitive disadvantage in recruiting and retaining top talent. We believe that it is ultimately in the shareholders’ best interests that discretionary responsibilities for this ongoing process continue to be vested in the Board.
Discontinue professional services	We generally recommend AGAINST because according to our policy, it
allowance	is the benefit of the Company to retain flexibility with respect to executive compensation, rather than commit to arbitrary principles which could place the Company at a competitive disadvantage in recruiting and retaining top talent.
Implement double triggered vesting	We generally recommend FOR because according to our policy, vesting of equity awards over a period of time is intended to promote long-
term improvements in performance. The link between pay and long-
term performance can be severed if awards pay out on an accelerated schedule. More importantly, a double trigger vesting provision would provide protection to the Company’s employees in the event of transition or change of control.
Use deferral period for compensation	We generally recommend AGAINST because according to our policy, the existing compensation practice already reflects alignment with the long-term performance and goals of the Company.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 34

Wealth-Focused Policy Overview

Cap executive gross pay	We generally recommend AGAINST this proposal because according to our policy, implementing a cap on executive compensation gross pay, could negatively impact the hiring and retention of the Company's key executives and employees. Such a restriction would limit the
Company’s ability to fully capitalize on the skills, expertise, and experience that individual leaders bring to the organization.
Include performance metrics in	We generally recommend AGAINST because according to our policy, its
compensation	adoption will not enhance the Company's compensation decision-
making process. We believe that linking executives' compensation to various performance metrics could divert executives' focus away from achieving the Company’s long-term financial goals in favor of short-
term objectives.
Report on executive compensation	We generally recommend a vote AGAINST this proposal because
according to our policy, the Company’s existing compensation disclosure has already addressed the matters raised in the resolution.
As such, approval of this proposal would accrue unnecessary costs and administrative burden on the Company.
Require shareholder vote to ratify	We generally recommend FOR because according to our policy,
executive or director severance pay	excessive executive compensation packages has been an ongoing cause of concern among shareholders and investors. While the
Company argues that its severance and termination payments are reasonable, we believe that it is in the best interests of the stockholders if they ratify executive compensation in such form. We believe that approval of this proposal will enable the stockholders to voice their views and opinions regarding the Company’s executive severance payments and will ensure decisions are in their best interests.
Discontinue executive perquisites	We generally recommend a vote AGAINST because according to our policy, the absolute elimination of perquisites granted to executives could place the Company at a competitive disadvantage when it comes to hiring, retaining, and attracting top-tier leaders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 35

Wealth-Focused Policy Overview

Proposals by shareholders | Directors

Proposal	Vote Recommendation
Eliminate retirement age requirement	We generally recommend FOR this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance,
particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.
Introduce term limits	We generally recommend against this proposal because, in accordance with our policy, it would not serve a useful purpose. Having experienced directors on the board is crucial for the Company’s long-
term success and the enhancement of shareholder value.
Amend indemnification/liability provisions	We generally recommend FOR because according to our policy,
approval of the indemnification and liability provisions will enable the
Company to attract, retain, and motivate its directors, whose efforts are crucial to its long-term success. By providing directors with appropriate protection against personal liability, the Company ensures that directors can make decisions in the best interests of the Company without undue concern about personal financial risks.
Decrease required director experience /	We generally recommend AGAINST because according to our policy, a
expertise / diversity	diversified board would encourage good governance and enhance shareholder value. Bringing together a diverse range of skills and experience is necessary in building a constructive and challenging board.
Establish stakeholder position to board	We generally recommend AGAINST because according to our policy, the current selection process, composition and skillset of the board of directors already captures stakeholder representation in the board room. As such, approval of the proposal would be redundant and duplicative.
Change size of board of directors	We generally recommend FOR if the board size is between 5 and 15.
Declassify the board	We generally recommend FOR because according to our policy,
staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.
Create key committee	We generally recommend FOR because according to our policy, the board of directors should establish key Board committees—namely
Audit, Compensation, and Nominating committees—composed solely
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Wealth-Focused Policy Overview

of independent outside directors. This structure ensures sound corporate governance practices, enhances objectivity, and strengthens the oversight of critical areas within the Company.
Allow for removal of directors without	We generally recommend FOR the proposal because according to our
cause	policy, allowing to remove directors without cause provides flexibility to the Company to make necessary changes to its leadership when deemed appropriate. Allowing for the removal of directors without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.
Require stock ownership for directors	We generally recommend AGAINST because according to our policy, imposing a mandatory requirement on stock ownership for directors could potentially put the Company in a competitive disadvantage in retaining the best directors. Such a requirement might limit the
Company’s ability to fully capitalize on an individual’s skills, expertise, and contributions.
Separate Chairman and CEO positions	We generally recommend AGAINST because according to our policy, we believe that the current Board leadership structure has been effective in the Company's sustained long-term performance. Thus, we believe that the Board should have the flexibility in determining the
Board’s leadership structure rather than committing to a one-size-fits-
all policy.
Designate independent chairman	We generally recommend AGAINST because according to our policy, we believe that the current Board leadership structure has been effective in the Company's sustained long-term performance. Thus, we believe that the Board should have the flexibility in determining the
Board’s leadership structure rather than committing to a one-size-fits-
all policy.
Ensure compensation advisor	We generally recommend AGAINST because according to our policy,
independence	this proposal is unnecessary as existing SEC regulations already require sufficient disclosures regarding the Company’s comprehensive recoupment policies and practices.
Create non-key committee	We generally recommend AGAINST because according to our policy, implementing the proposal would not justify the administrative costs and efforts, nor would it provide a corresponding meaningful benefit to the Company’s shareholders. Moreover, we believe that the scope of committee responsibilities as requested in the proposal are already fulfilled by the board of directors.
Classify the board	We generally recommend AGAINST because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a
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Wealth-Focused Policy Overview

board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.
Eliminate term limits	We generally recommend FOR because according to our policy,
elimination of term limits will help the Company to attract, retain and motivate directors who can contribute valuable insights and long-term strategic guidance. This will also ensure continuity and strengthen the
Company's governance by retaining knowledgeable and capable
leadership of experienced directors.
Require director experience / expertise /	We generally recommend AGAINST because according to our policy,
diversity or other limits on the board	the director requirement has already been addressed with current composition and qualifications of the board.
Introduce retirement age requirement	We generally recommend AGAINST this proposal because, in
accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.
Allow for removal of directors only with	We generally recommend AGAINST the proposal because according to
cause	our policy, directors should be able to be removed with or without cause. This level of flexibility allows the Company to make necessary changes to its leadership when deemed appropriate. Allowing for the removal of directors with or without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.
Plan CEO succession	We generally recommend FOR because according to our policy, a CEO succession plan would safeguard a smooth transition and alignment into a new leadership whenever the need arises, thereby ensuring continuity and shareholder confidence in the Company.
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Wealth-Focused Policy Overview

Proposals by shareholders | Health, Safety, and Operations

Proposal	Vote Recommendation
Reduce sales/marketing of other	We generally recommend AGAINST because according to our policy,
products/services	approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.
Reduce sales/marketing of tobacco/vape	We generally recommend AGAINST because according to our policy,
products/services	approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.
Reduce sales/marketing of unhealthy	We generally recommend AGAINST because according to our policy,
foods/beverages	the Company is already addressing the issues related to the
consumption of its products through its sustainability and current marketing initiatives.
Reduce sales/marketing of gambling	We generally recommend AGAINST because according to our policy,
products/services	approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.
Report on content management	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Report on data privacy	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Report on suppliers / partners / customers	We generally recommend AGAINST because according to our policy,
/ sales	approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Report on intellectual property transfers	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already
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Wealth-Focused Policy Overview

underway and providing additional reports with information that is already available to shareholders.
Report on product information /	We generally recommend AGAINST because according to our policy,
production	approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Reduce sales/marketing of pornography	We generally recommend AGAINST because according to our policy,
products/services	approval of the proposal would significantly impact the Company’s business operations.
Report on public health risks	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Reduce sales/marketing of weapon	We generally recommend AGAINST because according to our policy,
products/services	the Company has in place extensive procedures to ensure that weapon sales are made in strict compliance with all applicable United States laws and regulations.
Report on cybersecurity	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Report on product pricing/distribution	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Reduce sales/marketing of drug	We generally recommend AGAINST because according to our policy,
products/services	approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.
Reduce sales/marketing of alcohol	We generally recommend AGAINST because according to our policy,
products/services	approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.
We generally recommend AGAINST because according to our policy,
Modify business operations with high-risk	the company’s existing operational protocols in conflict-affected and
country, entity, region, etc.	high-risk areas already address the concerns raised in the proposal. In
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Wealth-Focused Policy Overview

our view, reducing or ceasing operations in these areas could negatively impact the company’s profitability and long-term
sustainability.
Report on high-risk country operations	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Report on plant closure impacts on	We generally recommend a vote AGAINST because, according to our
communities	policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.
Adopt paid sick leave policy	We generally recommend a vote AGAINST because according to our policy, approving this proposal would lead to unnecessary costs and expenses by duplicating efforts that are already in progress.
Additionally, this policy is not universally applicable, as it would only affect the Company's non-unionized employees who already receive similar benefits. In contrast, unionized employees are typically governed by collective bargaining agreements, which already address such matters.
Report on maternal health outcomes	We generally recommend a vote AGAINST because, according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.
Report on artificial intelligence	We generally recommend a vote AGAINST because according to our policy, the proposed report on artificial intelligence would be duplicative of the Company’s existing efforts in AI reporting. Also, approval of the proposal would pose significant administrative costs and financial burden to the Company.
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Wealth-Focused Policy Overview

Proposals by shareholders | Human Resources and Rights

Proposal	Vote Recommendation
Report on human trafficking	We generally recommend AGAINST because according to our policy and given the Company’s current policies which effectively articulate their long-standing support for, and continued commitment to, human rights, the proposal would be duplicative and unnecessary.
Address fair lending	We generally recommend AGAINST the proposal because, according to our policy, it would not meaningfully improve the Company’s existing robust policies and risk oversight structure, nor enhance the current disclosures that already provide shareholders with meaningful information on how the Company addresses and oversees risks related to discrimination. Additionally, we are concerned that such an evaluation could, in today’s highly litigious environment, inadvertently provide a roadmap for lawsuits against the Company, potentially leading to significant legal costs for shareholders in the long term.
Report on prison/slave/child labor	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Adopt diversity-based hiring	We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.
Adopt anti-discrimination policy	We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.
Address labor disputes	We generally recommend AGAINST this proposal because, in
accordance with our policy, the Company has already addressed the labor concerns raised in the proposal. As such, approval of the requested report is unnecessary and would result in significant administrative costs, diverting Company resources from more relevant and meaningful priorities.
Report on sexual harassment complaints	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
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Wealth-Focused Policy Overview

Address sexual harassment complaints	We generally recommend AGAINST because according to our policy, adoption of the proposal is unnecessarily duplicative of the Company’s efforts to deter incidents of sexual harassment through its own policies and practices.
Report on in vitro fertilization	We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for the Company which could subsequently affect its operations and performance.
Become public benefit corporation	We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.
Report to discourage DEI practices	We generally recommend AGAINST this proposal because, in
(costs/risks)	accordance with our policy, conducting a stand-alone DEI audit by the
Company or a group acting on its behalf could potentially reveal violations of employee regulations and laws, which could be legally and reputationally problematic. Additionally, we are concerned that such an audit could, in our highly litigious society, provide a roadmap for lawsuits against the Company, which could result in significant costs for shareholders over the long term.
Report on collective bargaining/union	We generally recommend AGAINST this proposal because, in line with
relations	our policy and given the Company's compliance with applicable laws regarding freedom of association, we believe its approval would not provide additional benefits to employees or create further value for shareholders.
Adopt merit-based hiring	We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.
Report to promote DEI practices	We generally recommend AGAINST this proposal because, in
accordance with our policy and considering the Company’s ongoing efforts toward equal employment opportunity, we believe its approval would impose unnecessary costs and administrative burdens on the
Company.
Report on abortion policy	We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for
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Wealth-Focused Policy Overview

the Company which could subsequently affect its operations and performance.
Report on worker misclassification	We generally recommend AGAINST because according to our policy, the Company already provides the industry standard approach in classifying its employees. As such, approval of the proposal would not create additional benefits to the employees or value for the shareholders.
Address income inequality	We generally recommend AGAINST because according to our policy, the Company’s existing compensation processes are guided by the fundamental principle that decisions are made on the basis of the individual's personal capabilities, qualifications and contributions to the Company's needs and not on gender. Moreover, given the
Company’s current efforts to equal employment opportunity, we believe that approval of this proposal will accrue unnecessary costs and administrative burden to the Company.
Report on fetal tissue use	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Rescind the racial equity audit	We generally recommend a vote AGAINST because, according to our policy, the proposed rescinding of the racial audit undermines efforts to assess the impacts of the Company’s diversity, equity, and inclusion
(DEI) practices. Racial audits are essential in identifying and addressing disparities, and reversing this initiative would limit shareholders' ability to evaluate the materiality and effectiveness of the Company’s DEI efforts.
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Wealth-Focused Policy Overview

Proposals by shareholders | Legal and Compliance

Proposal	Vote Recommendation
Report on arbitration claims	We generally recommend AGAINST this proposal because, in
accordance with our policy, it presents a one-size-fits-all approach that could adversely impact the Company's employee retention. We believe the rigid imposition of mandatory arbitration for claims could undermine the fairness of decision-making related to employee grievances, as there is a high likelihood that the outcomes could potentially favor employers.
Report on patent process	We generally recommend AGAINST because according to our policy the proposal would not meaningfully improve the Company’s
disclosure and reporting policies in place but is rather duplicative of its current efforts in addressing issues with product access and pricing.
Report on whistleblowers	We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.
Report on concealment clauses	We generally recommend AGAINST because according to our policy and given the Company’s existing anti-discrimination and anti-
harassment policies, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place.
Relinquish intellectual property	We generally recommend AGAINST because according to our policy the proposal would not meaningfully improve the Company’s
disclosure and reporting policies in place but is rather duplicative of its current efforts in addressing issues with product access and pricing.
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Wealth-Focused Policy Overview

Proposals by shareholders | M&A / Structure

Proposal	Vote Recommendation
Request M&A / restructure	We generally recommend AGAINST because given the current
circumstances of the Company, we believe that the requested
restructuring is unwarranted and unnecessary.
Remove antitakeover provision	We generally recommend AGAINST because according to our policy, removal of the Company's antitakeover provisions may leave the
Company vulnerable to a hostile takeover. Additionally, the current antitakeover provisions provide more time for management to
consider offers and negotiate better terms.
Make self-tender offer	We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.
Ratify poison pill	We generally recommend a vote FOR because according to our policy, approval of the proposal will acknowledge both the advantages and inherent risks of implementing a shareholder rights plan, or poison pill. While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the Company from these risks, promoting transparency, and maintaining a balance between protecting
shareholder interests and preventing potential misuse of the plan.
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Wealth-Focused Policy Overview

Proposals by shareholders | Meeting and Proxy Statement

Proposal	Vote Recommendation
Change location / date / time	We generally recommend FOR because according to our policy, the proposed change will increase the likelihood of increased attendance rate in meetings, not to mention the benefits of flexibility and improved accessibility to shareholders.

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Wealth-Focused Policy Overview

Proposals by shareholders | Mutual Fund

Proposal	Vote Recommendation
Convert close-end fund to open-end fund	We generally recommend FOR because according to our policy, the conversion to an open-end fund would provide for portfolio
diversification hence reducing the Company's risk exposure, and at the same time providing greater liquidity to its shareholders.

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Wealth-Focused Policy Overview

Proposals by shareholders | Politics

Proposal	Vote Recommendation
Report on lobbying expenditures	We generally recommend AGAINST because according to our policy and given the Company’s policies and oversight mechanisms related to its lobbying expenditures and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.
Support public policy endorsement	We generally recommend AGAINST because according to our policy, although regulations are already in place as required by federal, state, and local campaign finance and lobbying regulations, we believe that political endorsements, often in the form of contributions, increases the possibility of misalignment with corporate values which in turn could lead to reputational risks.
Report on political contributions	We generally recommend AGAINST because according to our policy and given the Company’s policies and oversight mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.
Report on charitable contributions	We generally recommend AGAINST this proposal because, in
accordance with our policy, the Company already carefully evaluates and reviews its charitable activities, and makes information about its corporate giving publicly available. We do not believe that
implementing the proposal would justify the administrative costs and efforts, nor would it provide a meaningful benefit to the Company’s shareholders.
Revoke public policy endorsement	We generally recommend AGAINST because according to our policy, political endorsement and spending is an integral part of a business, as
Companies should have a voice on policies affecting them. As such, approval of this proposal will strictly limit the Company’s flexibility in supporting the advocacies that are congruent with its business.
Report on public policy advocacy	We generally recommend AGAINST because according to our policy and given the Company’s policies and oversight mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes
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Wealth-Focused Policy Overview

impractical and imprudent actions that would negatively affect the business and results.
Report on government financial support	We generally recommend AGAINST because according to our policy and given the Company’s policies and oversight mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.
Report on partnerships with political (or	We generally recommend a vote AGAINST because, according to our
globalist) organizations	policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 50

Wealth-Focused Policy Overview

Proposals by shareholders | Routine - Directors

Proposal	Vote Recommendation
Elect director to board	We generally recommend AGAINST because according to our policy, allowing a shareholder to elect a director to a board is not in the best interests of the Company. Instead, the board should continue to nominate directors for shareholder approval, as they possess the expertise and resources to find the most qualified candidates.
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Wealth-Focused Policy Overview

Proposals by shareholders | Voting

Proposal	Vote Recommendation
Introduce right to act by written consent	We generally recommend FOR because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving shareholders the right to act independently from the
management.
Ensure transparent voting on executive pay	We generally recommend FOR the proposal because according to our policy, increased pay transparency is material to shareholders.
Providing greater visibility into executive compensation practices allows shareholders to make more informed decisions when evaluating and voting on executive pay and Say-on-Pay proxy proposals. This level of transparency is crucial for aligning executive compensation with long-term company performance, ensuring that pay structures are both fair and tied to shareholder value.
Approve/increase supermajority voting	We generally recommend AGAINST because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair
representation in the Company by limiting the power of shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.
Implement cumulative voting	We generally recommend AGAINST because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.
Eliminate/reduce supermajority voting	We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair
representation in the Company by limiting the power of shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.
Require shareholder approval for bylaws	We generally recommend FOR because according to our policy,
approval of the proposal will ensure that shareholders have a voice in revising or adopting the bylaws which could compromise their interests.
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Wealth-Focused Policy Overview

Tabulate proxy voting	We generally recommend FOR because according to our policy,
adoption of proxy tabulation simplifies the voting process without compromising transparency or shareholder participation. This streamlined approach ensures that shareholder votes are accurately counted and reported, making it easier for investors to engage in the decision-making process. At the same time, it preserves the integrity and transparency of the voting process, ensuring that all shareholders have an equal opportunity to influence key decisions while promoting efficient governance practices.
Increase proxy access	We generally recommend AGAINST because according to our policy, the current provisions of the Company's proxy access policy strikes an appropriate balance between maintaining shareholder rights and company discretion.
Adopt exclusive forum bylaws	We generally recommend FOR because according to our policy, having an exclusive forum will allow the Company to address disputes and litigations in an exclusive jurisdiction, with familiarity of the law, and reduce the administrative cost and burden related to settlement.
Establish right to call a special meeting	We generally recommend FOR if at least 10% of voting shares are required to call a special meeting.
Promote equal voting rights	We generally recommend FOR because according to our policy, a differential in voting power may have the effect of denying
shareholders the opportunity to vote on matters of critical economic importance to them. In order to provide equal voting right to all shareholders, we prefer that companies do not utilize multiple class capital structures.
Require non-cumulative voting	We generally recommend FOR because according to our policy
cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.
Adopt fair elections/advance notice bylaw	We generally recommend AGAINST adopting a fair elections bylaw, as, according to our policy, it could raise significant issues for certain stakeholder groups, potentially affecting the election results and undermining its integrity. Additionally, the stringent rules associated with such a bylaw may limit the Company’s flexibility in adapting to changing circumstances.
Ensure confidential voting on executive pay	We generally recommend FOR because according to our policy,
approval of the proposal will preserve the confidentiality and integrity of vote outcomes regarding executive pay, which will ensure that the
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Wealth-Focused Policy Overview

Company’s executive compensation policies and procedures are aligned with the best interests of the Company and its shareholders.
Oppose right to act by written consent	We generally recommend AGAINST because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.
Adopt proxy access	We generally recommend a vote AGAINST because according to our policy, , the adoption of a "proxy access" bylaw is not a universal solution to allegations of unresponsiveness to shareholder concerns.
We believe that voting decisions should be based on the governance practices and performance of individual companies. We believe that implementing this bylaw could undermine the integrity of the director election process.
Restrict nomination of directors	We generally recommend a vote FOR because, according to our policy, a simple majority requirement in director elections, combined with a mandatory resignation policy and prohibition on the renomination of directors, ensures that the election results accurately reflect shareholder sentiment. Specifically, this approach addresses situations where a director receives less than a majority of votes, aligning the election outcome with shareholder expectations and maintaining effective governance.
Adopt majority vote for director election	We generally recommend a vote FOR because according to our policy, a majority vote requirement in boardroom elections enhance director accountability to shareholders. This standard ensures that shareholder dissatisfaction with director performance has tangible consequences, transforming the election process from a mere formality into one that truly reflects shareholders' voices.
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Wealth-Focused Policy Overview

Proposals by shareholders | Other

Proposal	Vote Recommendation
Disassociate from industry associations	We generally recommend AGAINST because according to our policy, companies benefit from industry associations, especially when it comes to influential policies that can directly affect businesses. As such, disassociation from such groups could potentially pose potential reputational and systemic risks that could be detrimental to the
Company’s business in the long-run.
Report on other	This proposal is considered on a case-by-case basis by the guidelines committee.
Issue other policy	This proposal is considered on a case-by-case basis by the guidelines committee.
Report on key-person risk	We generally recommend AGAINST the proposal, because according to our policy, its approval would put the Company at a competitive disadvantage. The disclosure requested would make sensitive
information publicly available, potentially undermining the execution of the Company’s business strategy and hindering the recruitment and retention of top management talent.
Adopt MacBride Principles, Sullivan	We generally recommend AGAINST because adoption of this proposal
Principles, or similar	would be duplicative and would make the Company unnecessarily accountable to different sets of overlapping fair employment guidelines that are already covered in its policies.
Prepare an independent third-party audit	We generally recommend AGAINST this proposal because, in
accordance with our policy, conducting a stand-alone audit by the
Company or a group acting on its behalf could potentially reveal violations of regulations and laws, which could be legally and reputationally problematic. Additionally, we are concerned that such an audit could, in our highly litigious society, provide a roadmap for lawsuits against the Company, which could result in significant costs for shareholders over the long term.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 55

Wealth-Focused Policy Overview

IV. Legal Disclaimer

DISCLAIMER © 2025 Egan-Jones Proxy Services, a division of Egan-Jones Ratings Company and/or its affiliates. All Rights Reserved. This document is intended to provide a general overview of Egan-Jones Proxy Services’ proxy voting methodologies. It is not intended to be exhaustive and does not address all potential voting issues or concerns. Egan-Jones Proxy Services’ proxy voting methodologies, as they apply to certain issues or types of proposals, are explained in more detail in reference files on Egan-Jones Proxy Services’ website – http://www.ejproxy.com .  The summaries contained herein should not be relied on and a user or client, or prospective user or client, should review the complete methodologies and discuss their application with a representative of Egan-Jones Proxy Services. These methodologies have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body in the United States or elsewhere. No representations or warranties, express or implied, are made regarding the accuracy or completeness of any information included herein. In addition, Egan-Jones Proxy Services shall not be liable for any losses or damages arising from, or in connection with, the information contained herein, or the use of, reliance on, or inability to use any such information. Egan-Jones Proxy Services expects its clients and users to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document or the methodology reference files contained on http://www.ejproxy.com .

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published February 2025 | 56

ESG

Thematic Voting Policy Guidelines

2025

www.glasslewis.com

About Glass Lewis ....................................................................................................	5
Summary of Changes for 2025 ...............................................................................	6
Introduction ..............................................................................................................	7
Election of Directors.................................................................................................	8
Board of Directors ..............................................................................................................................................	8
Board Composition............................................................................................................................................	8
Board Independence.......................................................................................................................................	10
Board Committee Composition ....................................................................................................................	10
Board Diversity, Tenure and Refreshment...................................................................................................	10
Director Overboarding....................................................................................................................................	11
Board Size ..........................................................................................................................................................	11
Classified Boards ..............................................................................................................................................	12
Controlled Companies ....................................................................................................................................	12
Significant Shareholders .................................................................................................................................	12
Director Performance and Oversight ...........................................................................................................	12
Environmental and Social Oversight and Performance ............................................................................	13
Board-Level Oversight of Environmental and Social Risks....................................................................................	13
Climate Risk ....................................................................................................................................................................	13
Stakeholder Considerations........................................................................................................................................	14
Review of Risk Management Controls..........................................................................................................	14
Slate Elections ...................................................................................................................................................	14
Board Responsiveness ....................................................................................................................................	14
Separation of the Roles of CEO and Chair ..................................................................................................	14
Governance Following an IPO or Spin-Off..................................................................................................	15
2025 ESG Thematic Voting Policy Guidelines	2
Financial Reporting ................................................................................................	16
Accounts and Reports .....................................................................................................................................	16
Income Allocation (Distribution of Dividends)............................................................................................	16
Appointment of Auditors and Authority to Set Fees .................................................................................	16
Compensation ........................................................................................................	17
Compensation Reports and Compensation Policies.................................................................................	17
Linking Compensation to Environmental and Social Issues .................................................................................	18
Long-Term Incentive Plans .............................................................................................................................	18
Performance-Based Equity Compensation .................................................................................................	18
Director Compensation...................................................................................................................................	19
Retirement Benefits for Directors ..................................................................................................................	19
Limits on Executive Compensation...............................................................................................................	19
Governance Structure............................................................................................	20
Amendments to the Articles of Association ................................................................................................	20
Anti-Takeover Measures .................................................................................................................................	20
Multi-Class Share Structures........................................................................................................................................	20
Cumulative Voting.........................................................................................................................................................	20
Fair Price Provision........................................................................................................................................................	21
Supermajority Vote Requirements .............................................................................................................................	21
Poison Pills (Shareholder Rights Plan) .......................................................................................................................	21
Increase in Authorized Shares .......................................................................................................................	22
Issuance of Shares ............................................................................................................................................	23
Repurchase of Shares ......................................................................................................................................	23
Reincorporation ................................................................................................................................................	23
Tax Havens......................................................................................................................................................................	23
2025 ESG Thematic Voting Policy Guidelines	3
Advance Notice Requirements ......................................................................................................................	24
Transaction of Other Business .......................................................................................................................	24
Anti-Greenmail Proposals...............................................................................................................................	24
Virtual-Only Shareholder Meetings ..............................................................................................................	24
Mergers, Acquisitions & Contested Meetings ....................................................	25
Shareholder Proposals...........................................................................................	26
Governance Proposals ....................................................................................................................................	26
Environmental Proposals ................................................................................................................................	26
Say on Climate ..................................................................................................................................................	27
Shareholder Proposals .................................................................................................................................................	27
Management Proposals ...............................................................................................................................................	27
Social Proposals................................................................................................................................................	27
Compensation Proposals................................................................................................................................	28
Trojan Horse Proposals ...................................................................................................................................	30
Connect with Glass Lewis ......................................................................................	30
2025 ESG Thematic Voting Policy Guidelines	4

About Glass Lewis

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation

Glass Lewis is committed to ongoing engagement with all market participants.

info@glasslewis.com | www.glasslewis.com

2025 ESG Thematic Voting Policy Guidelines	5

Summary of Changes for 2025

Board Diversity

The ESG Policy has updated its policy concerning gender diversity on boards. The policy has been updated to provide that, if less than 33% of the board is gender-diverse the ESG Policy will vote against all incumbent male nominating committee members for large- and mid-cap companies; however, where local market standards dictate a higher level of expected gender diversity, the ESG policy will follow the local market requirement. , Previously, the ESG Policy would vote against male members of the nominating committee in instances where large- and mid-cap companies did not have at least 30% gender diversity. The policy will continue to recommend against male members of the nominating committee when small-cap companies do not have at least one gender-diverse director on their boards.

Vote-No Campaigns

The ESG Policy will carefully review any “vote-no” campaigns launched by shareholders as a result of their concerns regarding a company’s failure to adequately address environmental and social risks or those related to poor compensation or governance practices. When it is determined that such campaigns either address a failure of oversight on behalf of the company or broadly seek to promote more responsible corporate behavior, the ESG Policy may vote in line with the recommendations of the shareholder(s) running the vote-no campaign.

2025 ESG Thematic Voting Policy Guidelines	6

Introduction

Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (ESG) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices, and the ESG Policy allows clients to apply these enhanced ESG considerations when voting at the annual and special meetings of their portfolio companies.

The ESG Policy was designed for clients with a strong focus on environmental and social issues or as a supplemental voting policy for ESG-focused funds. This policy is also ideal for investors who would like to vote in a stakeholder-focused and progressive manner.

Implementation of the ESG Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets.

2025 ESG Thematic Voting Policy Guidelines	7

Election of Directors

Board of Directors

Boards are established in order to represent shareholders and protect their interests. The ESG Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. For boards that wish to protect and enhance the interests of shareholders they must have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.

Board Composition

The ESG Policy examines a variety of elements to the board when voting on director elections. In terms of the directors, the policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that are likely to impact any decision processes of that board member.

The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the ESG Policy may vote against or abstain from voting on the directors’ elections.

The ESG Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

2025 ESG Thematic Voting Policy Guidelines	8
Insider	Affiliate	Independent

> Someone who serves as a	>A director who has a material	>No material financial, familial
director and as an employee of	financial, familial or other	or other current relationships
the Company	relationship with the company,	with the company, it's
	or its executives, but is NOT an	executives or other board
	employee of the company	members except for service

>May also include executive	>A director who owns or	> A director who owns, directly
chairs (who act as an employee	controls, directly or indirectly	or indirectly less than 10% of
of the company or is paid as an	20% or more of the company's	the company's voting stock
employee of the company)	voting stock (except where local	(local regulations and best
	regulations or best practices set	practices may set a different
	a different threshold).	threshold)

	>A director who has been	>A director who has not been
	employed by the company	employed by the company for a
	within the past 5 calendar years	minimum of 5 calendar years

	>A director who performs	>A director who is not involved
	material consulting, legal,	in any Related Party
	advisory, accounting or other	Transactions (RPT) with the
	professional services for the	company (most common RPT’s -
	company	Consulting, Legal, and
Accounting/Advisory services)

>A director who is involved in
an "Interlocking Directorship"

Common other reasons the ESG Policy will vote against a director:

(i)A director who attends less than 75% of the board and applicable committee meetings.

(ii)A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

(iii)An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.

(iv)An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

2025 ESG Thematic Voting Policy Guidelines	9

The following conflicts of interests may hinder a director’s performance and may result in a vote against:

(i)A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).

(ii)Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.

(iii)Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

(iv)Director with an interlocking directorship.

(v)All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.

(vi)A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies.

Board Independence

A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the ESG Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the market best practice standards.

Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the ESG Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

With respect to the creation of board committees and the composition thereof, the ESG Policy will generally support shareholder proposals requesting that companies create a committee to oversee material E&S issues, such as committees dedicated to climate change oversight or the oversight of public policy risks. The ESG Policy will also generally support shareholder proposals calling for the appointment of directors with specific expertise to the board, such as those requesting the appointment of an environmental expert or an individual with significant human rights expertise.

Board Diversity, Tenure and Refreshment

The ESG Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights.

In terms of board tenure and refreshment, the ESG Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable the company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the ESG Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the ESG Policy may consider voting against directors with a lengthy tenure (e.g. over 12

2025 ESG Thematic Voting Policy Guidelines	10

years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.

The ESG Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the ESG Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote against the incumbent male nominating committee members in instances where the board of a large- or mid-cap company is comprised of fewer than 33% gender-diverse directors, or the local market requirement for gender diversity where higher; or (iii) vote against the male members of the nominating committee where there is not at least one gender-diverse director on the board of a small-cap company.

The ESG Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the ESG Policy will vote against members of the nominating and governance committee when they receive a “Poor” score in Glass Lewis’ Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies’ proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (“Rooney Rule”); and (iv) board skills disclosure.

Director Overboarding

The ESG Policy will generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.

Board Size

Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the ESG Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

2025 ESG Thematic Voting Policy Guidelines	11

Classified Boards

The ESG Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Controlled Companies

The ESG Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the ESG Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:

(i)As long as insiders and/or affiliates are connected to the controlling entity, the ESG Policy will accept the presence of non-independent board members.

(ii)The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.

(iii)The board does not need an independent chair or an independent lead or presiding director.

(iv)The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders

Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the ESG Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.

Director Performance and Oversight

Board members performance and their actions in regard to performance of the board is an essential element to understanding the board’s commitment to the company and to shareholders. The ESG Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.

The ESG Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the ESG Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.

2025 ESG Thematic Voting Policy Guidelines	12

Environmental and Social Oversight and Performance

The ESG Policy considers the oversight afforded to environmental and social issues. The ESG Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When it is clear that these risks have not been properly managed or mitigated, the ESG Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the ESG Policy may vote against members of the audit committee. In making these determinations, the ESG Policy will take into account the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.

Board-Level Oversight of Environmental and Social Risks

The insufficient oversight of environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. As a result, the ESG Policy promotes oversight structures that ensure that companies are mitigating attendant risks ad capitalizing on related opportunities to the best extent possible.

To that end, the ESG Policy looks to boards to maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.

Glass Lewis will review a company’s overall governance practices to identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Given the importance of the board’s role in overseeing environmental and social risks, the ESG Policy will vote against members of the governance committee that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

Climate Risk

Given the importance of companies mitigation and management of climate-related risks, the ESG Policy includes specific consideration for companies’ disclosure of and policies concerning climate change. For companies included in the Climate Action 100+ focus list and those that operate in industries where the Sustainability Accounting Standards Board (SASB) has determined that greenhouse gas (GHG) emissions represent a financially material risk, the ESG Policy will vote against the chair of the board in instances where a company has not adopted a net zero emissions target or ambition. For all other companies, the ESG Policy will vote against the chair of the board in instances where companies have not established any forward-looking GHG emissions reduction targets. In both instances, if the chair of the board is also the company’s CEO, the ESG Policy will vote against the chair of the audit committee.

The ESG Policy also takes into consideration investors’ growing expectation for robust climate and sustainability disclosures. For Climate Action 100+ focus list companies, as well as those where SASB has determined that GHG emissions represent a material risk, the ESG Policy will vote against the chair of the board when the company has failed to produce reporting that is aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”) or IFRS S2 framework . For all other companies, the ESG Policy may vote against the chair of the board when they have not produced sufficient sustainability reporting.

2025 ESG Thematic Voting Policy Guidelines	13

Stakeholder Considerations

In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy will vote against the chair of the board in instances where companies in major blue chip indices are not signatories or participants in the United Nations Global Compact (“UNGC”) or have not adopted a human rights policy that is aligned with the standards set forth by the International Labour Organization (“ILO”) or the Universal Declaration on Human Rights (“UDHR”).

For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.

Review of Risk Management Controls

The ESG Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies the ESG Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the ESG Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the ESG Policy may vote against the chair of the board on that basis.

Slate Elections

In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The ESG Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.

Board Responsiveness

Majority-Supported Shareholder Proposals

We expect clear action from the board when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). In our view, this may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.

Significantly Supported Shareholder Proposals

When shareholder proposals receive significant support (generally more than 30% but less than majority of votes cast), we believe an initial level of board responsiveness is warranted. In instances where a shareholder

2025 ESG Thematic Voting Policy Guidelines	14

proposal has received at least 30% shareholder support, we generally believe boards should engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.

Further, as discussed above, at controlled companies and companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.

Separation of the Roles of CEO and Chair

The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they too held the position of chair as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.

The ESG Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

However, even considering the above, the ESG Policy will not vote against CEOs who also chair the board. The ESG Policy will generally support separating the positions of CEO and chair whenever the question is posed in a shareholder proposal, as in the long-term it is in the best interests of the company.

In the absence of an independent chair, the ESG Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the ESG Policy may vote against the chair of the governance committee.

Governance Following an IPO or Spin-Off

Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The ESG Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).

However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The ESG Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:

2025 ESG Thematic Voting Policy Guidelines	15

1.The adoption of anti-takeover provisions such as a poison pill or classified board;

2.Supermajority vote requirements to amend governing documents;

3.The presence of exclusive forum or fee-shifting provisions;

4.Whether shareholders can call special meetings or act by written consent;

5.The voting standard provided for the election of directors;

6.The ability of shareholders to remove directors without cause;

7.The presence of evergreen provisions in the company’s equity compensation arrangements; and

8.The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.

Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the ESG Policy may vote against the members of the board who served when it was adopted if the board:

(i)Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or

(ii)Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

Financial Reporting

Accounts and Reports

Excluding situations where there are concerns surrounding the integrity of the statements/reports, the ESG Policy will generally vote for Accounts and Reports proposals.

Where the required documents have not been published at the time that the vote is cast, the ESG Policy will abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)

The ESG Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. Because of the importance of the role of the auditor, rotating auditors is an important safeguard against the relationship between the auditor and the company becoming too close, resulting in a lack of oversight due to complacency or conflicts of interest. Accordingly, the ESG Policy will vote against auditor ratification proposals in instances where it is clear that a company’s auditor has not been changed for 20 or more years.

2025 ESG Thematic Voting Policy Guidelines	16

In instances where a company has retained an auditor for fewer than 20 years, the ESG Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the ESG Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:

•The independence of an incumbent auditor or the integrity of the audit has been compromised.

•Audit fees combined with audit-related fees total less than one-half of total fees.

•There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).

•The company has aggressive accounting policies.

•The company has poor disclosure or lack of transparency in financial statements.

•There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.

•The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Compensation

Compensation Reports and Compensation Policies

Depending on the market, compensation report and policy vote proposals may be either advisory or binding, e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years.

In all markets company filings are evaluated closely to determine how well information pertinent to Compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.

The ESG Policy will vote against the approval of a compensation report or policy in the following scenarios:

•There is a significant disconnect between pay and performance;

•Performance goals and metrics are inappropriate or insufficiently challenging;

•There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.

•Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;

•Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;

•Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.

•Guaranteed bonuses are established;

•Egregious or excessive bonuses, equity awards or severance payments have been granted;

2025 ESG Thematic Voting Policy Guidelines	17

•Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified

•Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.

Linking Compensation to Environmental and Social Issues

On top of Glass Lewis’ robust evaluation of companies’ compensation plans, the ESG Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme, the ESG Policy will vote against the proposed plan. For companies with a greater degree of exposure to environmental and climate-related issues (i.e., Climate Action 100+ focus list companies and those where SASB has deemed GHG emissions to be financially material), the ESG Policy will vote against compensation proposals if the company has not adequately incentivized executives to act in ways that mitigate a company’s climate impact. The ESG Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.

Long-Term Incentive Plans

The ESG Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

(i)specific and appropriate performance goals;

(ii)a maximum award pool; and

(iii)a maximum award amount per employee.

In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.

Performance-Based Equity Compensation

The ESG Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Glass Lewis guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the ESG Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

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The ESG Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.

Director Compensation

The ESG Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The ESG Policy compares the cost of director compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

Retirement Benefits for Directors

The ESG Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

Limits on Executive Compensation

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the ESG Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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Governance Structure

Amendments to the Articles of Association

The ESG Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The ESG Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the ESG Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Multi-Class Share Structures

The ESG Policy views multi-class share structures as not in the best interests of shareholders and instead is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The ESG Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the ESG Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the ESG Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

When voting on cumulative voting proposals, the ESG Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the ESG Policy will typically vote in favor proposals concerning cumulative voting.

However, in the case where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the ESG Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the ESG Policy will also recommend voting against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholders.

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In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the ESG Policy will support only the majority voting proposal.

Fair Price Provision

Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protecting the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the ESG Policy will generally vote to fair price provisions.

Supermajority Vote Requirements

The ESG Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The ESG Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the ESG Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the ESG Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

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Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the ESG Policy will typically review four common reasons why a company may need additional capital stock:

1.	Stock Split	Three Metrics:
(a) Historical stock pre-split price (if any)
(b) Current price relative to the company’s
most common trading price over the past
52 weeks
(c) Some absolute limits on stock price (that
will either make the split appropriate or
would produce an unreasonable price)
2.	Shareholder Defenses	Additional authorized shares could be used to
bolster takeover defenses such as a poison pill.
The proxy filings often discuss the usefulness of
additional shares in defending against a hostile
takeover.

3.	Financing for Acquisitions	Examine whether the company has a history of
using stock for acquisitions and attempts to
determine what levels of stock have generally
been required to accomplish such transactions.

4.	Financing for Operations	Review the company’s cash position and its
ability to secure financing through borrowing or
other means.

The ESG Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The ESG Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the ESG Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the ESG Policy applies the policy described below on the issuance of shares.

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Issuance of Shares

The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the ESG Policy will typically vote against the authorization of additional shares. In the case of a private placement, the ESG Policy will also factor in whether the company is offering a discount to its share price.

Generally, the ESG Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the ESG Policy will vote on these proposals on a case-by-case basis.

The ESG Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The ESG Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and

(ii)A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The ESG Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the ESG Policy will vote against the transaction.

Tax Havens

The ESG Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The ESG Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

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Advance Notice Requirements

Typically, the ESG Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Transaction of Other Business

In general, the ESG Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.

Anti-Greenmail Proposals

The ESG Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The ESG Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the ESG Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and may vote against members of the nominating and governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Mergers, Acquisitions &

Contested Meetings

For merger and acquisition proposals, the ESG Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the ESG Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the ESG Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The ESG Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the ESG Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

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Shareholder Proposals

The ESG Policy has a strong emphasis on enhancing the environmental, social and governance performance of companies. Accordingly, the ESG Policy will be broadly supportive of environmental and social shareholder proposals aimed at enhancing a company’s policies and performance with respect to such issues. The ESG Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or practices. Accordingly, the ESG Policy will not support proposals aimed at limiting or rescinding companies’ ESG-related disclosures, goals or initiatives

Governance Proposals

The ESG Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the ESG Policy will generally vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

The ESG Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the ESG Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of an environmental or social committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in human rights or climate change-related issues. The ESG Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.

Environmental Proposals

The ESG Policy will generally support proposals regarding the environment, in particular, those seeking improved sustainability reporting and disclosure about company practices which impact the environment. The ESG Policy will vote in favor of increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles. Similarly, the ESG Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.

The ESG Policy will also vote for proposals seeking that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, regardless of industry, the ESG Policy will support proposals requesting that companies disclose information concerning their scenario analyses or that request the company provide disclosure in line with certain globally-recognized environmental and social reporting recommendations. Further, the ESG Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

2025 ESG Thematic Voting Policy Guidelines	26

The ESG Policy will also evaluate a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies.

Say on Climate

Shareholder Proposals

Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The ESG Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.

Management Proposals

When evaluating management-sponsored votes seeking approval of climate transition plans the ESG Policy looks to the board to provide information concerning the governance of the Say on Climate vote. Specifically, the ESG Policy evaluates whether companies provide sufficient disclosure concerning the board’s role in setting strategy in light of this vote, and how the board intends to interpret the vote results for the proposal. In instances where disclosure concerning the governance of the Say on Climate vote is not present, the ESG Policy will either abstain, or, depending on the quality of the plan presented, will vote against the proposal.

The ESG Policy also looks to companies to clearly articulate their climate plans in a distinct and easily understandable document, this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.

When evaluating these proposals, the ESG Policy will take into account a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its strategy); (ii) the board’s role in overseeing the company’s climate strategy; (iii) the company’s industry and size;

(iv)whether the company’s GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative). In addition, the ESG Policy will determine if sufficient disclosure has been made concerning a company’s capital allocations and expenditures in the context of its strategy and will also evaluate any stated net zero ambitions or targets. If either of these are absent, the ESG Policy will generally vote against management Say on Climate proposals.

Social Proposals

The ESG Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the ESG Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the ESG Policy will support proposals requesting that companies cease political spending or associated activities.

The ESG Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the ESG Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local

2025 ESG Thematic Voting Policy Guidelines	27

stakeholders, workers’ rights and human rights in general. In addition, the ESG Policy will support proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The ESG Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the ESG Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

The ESG Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the ESG Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.

The ESG Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the ESG Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The ESG Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The ESG Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.

Compensation Proposals

The ESG Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the ESG Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the ESG Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

The ESG Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The ESG Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the ESG Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the ESG Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

Vote-No Campaigns

The ESG Policy will carefully review any “vote-no” campaigns launched by shareholders as a result of their concerns regarding a company’s failure to adequately oversee environmental and social risks or those related to poor compensation or governance practices. When it is determined that such campaigns either address a failure

2025 ESG Thematic Voting Policy Guidelines	28

of oversight on behalf of the company or that broadly seek to promote more responsible corporate behavior, the ESG Policy may vote in line with the recommendations of the shareholder(s) running the vote-no campaign.

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2025 ESG Thematic Voting Policy Guidelines	30

DISCLAIMER

© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of the Glass Lewis ESG thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.

The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website

–http://www.glasslewis.com .  None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on

Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

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Vanguard-advised funds

Proxy voting policy for U.S. portfolio companies

Effective February 2025

Contents

Introduction\	3
Pillar I: Board composition and effectiveness \	4
Pillar II: Board oversight of strategy and risk\	9
Pillar III: Executive pay \	12
Pillar IV: Shareholder rights\	16

Introduction

The information below, organized according to Vanguard Investment Stewardship’s four pillars of corporate governance, is the voting policy adopted by the boards of the Vanguard-advised funds (the “Funds’ Boards”) and describes the general positions of the funds on proxy proposals that may be subject to a shareholder vote at U.S.-domiciled companies.1

It is important to note that proposals often require a facts-and-circumstances analysis based on an expansive set of factors. Proposals are voted case by case, under the supervision of the Investment Stewardship Oversight Committee and at the direction of the relevant Fund’s Board. In all cases, proposals are voted as determined in the best interests of each fund consistent with its investment objective.

The following policies are applied over an extended period of time; as such, if a company’s board is not responsive to voting results on certain matters, a fund may withhold support for those and other matters in the future. Regardless of whether proposals are submitted by company management or by other shareholders, they are voted in accordance with these policies and as determined to be in the best interests of each fund, consistent with its investment objective.

The Vanguard-advised funds look for companies to abide by the relevant governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) of the market(s) in which they are listed. While the Vanguard-advised funds’ proxy voting policies are informed by these frameworks, final voting decisions may differ from the application of those frameworks due to Investment Stewardship’s independent research, analysis, and engagement. In addition, these policies and their application to specific voting matters are predicated on the Vanguard-advised funds’ acquisition and ownership of securities in the ordinary course of business, without the intent of influencing company strategy or changing the control of the issuer. The Vanguard-advised funds will not nominate directors, solicit or participate in the solicitation of proxies, or submit shareholder proposals at portfolio companies. The application of the policies to specific voting matters will also adhere to any passivity requirements to which the Vanguard-advised funds and/or The Vanguard Group, Inc. and any of its subsidiaries (Vanguard) may be subject.

1Vanguard’s Investment Stewardship program is responsible for proxy voting and engagement on behalf of the quantitative and index equity portfolios advised by Vanguard (together, “Vanguard-advised funds”). Vanguard’s externally managed portfolios are managed by unaffiliated third-party investment advisors, and proxy voting and engagement for those portfolios are conducted by their respective advisors. As such, throughout this document, “we” and “the funds” are used to refer to Vanguard’s Investment Stewardship program and Vanguard-advised funds, respectively.

Pillar I: Board composition and effectiveness

In the interest of maximizing the long-term return of their investment in each company, the funds seek to ensure that the individuals who serve as board directors to represent the interests of all shareholders are appropriately independent, experienced, committed, capable, and diverse. Diversity of thought, background, and experience, as well as personal characteristics (such as age, gender, and/or race/ethnicity), meaningfully contribute to the ability of boards to serve as effective, engaged stewards of shareholders’ interests. The funds’ evaluation of portfolio company boards will be informed by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.).

Board and key committee independence2

In order to appropriately represent shareholder interests in the oversight of company management, a majority of directors of a noncontrolled company should be independent, as should all of the members of the board’s key committees (audit, compensation, and nominating/governance or their equivalents).3

In determining a director’s independence, the funds will generally rely on a company’s disclosure in the context of relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) supplemented by our own independent research and/or engagement.

In cases where a noncontrolled company does not maintain a majority independent board, a fund may vote against members of the nominating committee and all nonindependent members of that board. In cases where a noncontrolled company board is not majority independent over multiple years, the fund may vote against the entire board. In cases where any of the key committees of a noncontrolled company are not entirely independent, a fund will typically vote against (a) the nonindependent members of that committee, and (b) all of the members of the board’s nominating committee. (In the absence of an explicit nominating committee, a fund will generally vote against those directors responsible for nominating and/or appointing directors; this may include the entire board.)

At controlled companies, a fund will generally support a nonindependent director on a compensation committee or a nominating and governance committee, so long as the relevant committee is majority independent.

In both instances, if nominating committee members are not up for election in a given year, a fund may vote against any other relevant board member(s).

2\ Certain exchange-listing standards and regulatory provisions may apply more limited (or no) independence requirements to the boards of controlled companies (i.e., those in which a majority voting interest is held by company insiders or affiliates). In such cases, the funds still look for the majority of compensation and nominating/governance committee members to be independent; audit committees are expected to be entirely independent regardless of a company’s control status. Committee composition at controlled companies that is inconsistent with these independence expectations may generally result in votes against nonindependent members of the committee in question, as well as the members of the nominating committee.

3\ The relevant exchange-listing standards provide an exception to the majority board independence requirement for controlled companies (companies in which more than 50% of the voting securities are controlled by a shareholder or group of affiliated shareholders). Accordingly, this guideline applies only to noncontrolled companies. A noncontrolled company is a company in which 50% or less of the voting power for the election of its directors is held by a single person, entity, or group.

Independent board leadership

The funds believe that shareholders’ interests are best served by board leadership that is independent of company management. While this may take the form of an independent chair of the board or a lead independent director (with sufficiently robust authority and responsibilities), the funds generally believe that determining the appropriate independent board leadership structure should be within the purview of the board. Certain shareholder proposals seek to require that companies not permit the same person to serve as both CEO and chair of the board of directors. Proponents believe that separation of these duties will create a more independent board.

Given that the funds believe this matter should be within the purview of a company’s board, a fund will generally vote against shareholder proposals to separate the CEO and chair roles, absent significant concerns regarding independence or effectiveness of the board at the company in question.

When independence or effectiveness concerns suggest that support for an independent chair may be appropriate, the following factors, among others, are considered:

•\Lack of a robust lead independent director role. A strong lead independent director generally provides sufficient independent perspective to balance the perspective of a nonindependent chair. Structures that do not provide a strong counterweight to insider leadership warrant requiring independent oversight.

•\Lack of board accessibility. Communicating directly with independent board members, including a lead independent director or committee chairs, is an important way for shareholders to provide their perspectives. Restricting access to independent board members through policy or practice may prevent the board from receiving comprehensive feedback from shareholders to consider incorporating into corporate practices. It may also contribute to a culture of management entrenchment.

•\Low overall board independence. High affiliated representation on the board may outweigh independent voices and serve to entrench insider leadership. Enhancing the role of independent directors may offer a counterweight to the nonindependent voices on the board.

•\Governance structural flaws. Certain governance practices and corporate structures may create an environment more favorable to potential entrenchment of management and other insider board members. For example, multiple share classes with different voting rights limit shareholders’ voices, and key committees that are not fully independent may limit a board’s ability to oversee management.

•\Consideration of shareholder concerns. A pattern of failing to consider shareholder concerns regarding significant matters (e.g., a failure to act on shareholder votes or unilateral decisions to impair shareholder rights) may indicate that a board is entrenched.

•\Oversight failings. Governance crises may indicate entrenchment or that the board is not receiving sufficient information from management to appropriately fulfill its oversight role. Evidence of failure to provide appropriate governance oversight and/or evidence of failure to oversee material or manifested risks, including those that may be considered “social” or “environmental,” will be taken into account.

Board composition

The funds look for boards to be fit for purpose by reflecting sufficient breadth of skills, experience, perspective, and personal characteristics (such as age, gender, and/or race/ethnicity) resulting in cognitive diversity that enables effective, independent oversight on behalf of all shareholders. The funds believe that the appropriate mix of skills, experience, perspectives, and personal characteristics is unique to each board and should reflect expertise related to the company’s strategy and material risks from a variety of vantage points.

To this end, the funds seek fulsome disclosure of a board’s process for building, assessing, and maintaining an effective board well-suited to supporting the company’s strategy, long-term performance, and shareholder returns. This disclosure should include the range of skills, background, and experience that each board member provides and their alignment with the company’s strategy (typically presented as a skills matrix); additionally, the funds look for such disclosure to provide an understanding of the directors’ personal characteristics to enable shareholders to understand the breadth of a board’s composition. The funds also look for disclosure regarding the board’s process for evaluating the composition and effectiveness of their board on a regular basis, the identification of gaps and opportunities to be addressed through board refreshment and evolution, and a robust nomination (and renomination) process to ensure the right mix of skills, experience, perspective, and personal characteristics in the future.

The funds look for a board’s composition to comply with requirements set by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) and to be consistent with market norms in the markets in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, the funds look for the board’s rationale for such differences (and any anticipated actions) to be explained in the company’s public disclosures.

A fund may vote against the nomination/governance committee chair if, based on research and/or engagement, a company’s board composition and/or related disclosure is inconsistent with relevant market-specific governance frameworks or market norms.

Director capacity and commitments

Directors’ responsibilities are complex and time-consuming. Therefore, the funds seek to understand whether the number of directorship positions held by a director makes it challenging for that director to dedicate the requisite time and attention to effectively fulfill their responsibilities at each company (sometimes referred to as being “overboarded”). While no two boards are identical and time commitments for directorships may vary, the funds believe that limitations on the number of board positions held by individual directors are appropriate, absent compelling evidence to the contrary.

A fund will generally vote against any director who is a public company executive and sits on more than two public company boards. In this instance, a fund will typically vote against the nominee at each company where they serve as a nonexecutive director, but not at the company where they serve as an executive.

Similarly, a fund will also generally vote against any director who serves on more than four public company boards. In such cases, a fund will typically vote against the director at each company except the one (if any) where they serve as board chair or lead independent director.

In certain instances, a fund will consider voting for a director who would otherwise be considered overboarded under the standards above, taking into account relevant market-specific governance frameworks or because of company-specific facts and circumstances. This may include, but is not limited to, indications that the director will have sufficient capacity to fulfill their responsibilities on the board of that company and/or a review of the full board’s composition and capacity. In addition, a fund may vote for a director if the director has publicly committed to stepping down from the directorship(s) necessary to fall within these thresholds.

The funds look for portfolio companies to adopt good governance practices regarding director commitments, including a policy regarding director capacity and commitments and disclosure of the board’s oversight of the implementation of that policy. Helpful disclosure includes a discussion of the company’s policy (e.g., what limits are in place) and, if a nominee for director exceeds the policy, any considerations and rationale for the director’s nomination. Additionally, it is good practice to include disclosure of how the board developed its policy and how frequently it is reviewed to ensure it remains appropriate.

Director attendance

A fund will generally vote against directors who attended less than 75% of board or committee meetings (in the aggregate) in the previous year unless an extenuating circumstance is disclosed, or they have served on the board for less than one year.

Director accountability

Directors are generally nominated by boards and elected by shareholders to represent their interests. If there are instances in which the board has failed to adequately consider actions approved by a majority of shareholders, unilaterally taken action against shareholder interests, or, in the fund’s view, failed in its oversight role, the fund may withhold support from those directors deemed responsible (generally based on their functional or committee-level responsibilities). A fund will generally not apply such a vote against a director who has served less than one year on the board and/or applicable committee but in such instances may apply it to another relevant director in their place. Issues that spur such votes may include:

•\“Zombie” directors. A fund will typically vote against members of the nominating committee if management proposes the reappointment of a director or directors who failed to receive majority shareholder support and the board has not resolved the underlying issue driving the lack of shareholder support. This vote should apply only when a fund withheld initial support for a director.

•\Limiting shareholder rights. A fund will generally vote against members of a governance committee in response to unilateral board actions that meaningfully limit shareholder rights (including, but not limited to, the unilateral adoption of exclusive forum provisions that do not align with the fund’s policy or changing bylaws to include overly onerous advance notice provisions). This vote is based on a holistic review of the company’s governance structures and is applied only when there is concern that shareholders are unable to exercise their rights.

•\Compensation-related situations.

—\A fund will generally vote against compensation committee members when it votes against the company’s Say on Pay proposal in consecutive years unless meaningful improvements have been made to executive compensation practices since the prior year.

—\If egregious pay practices are identified, a fund will generally vote against compensation committee members if Say on Pay is not on the ballot.

—\A fund will generally also vote against compensation committee members when the fund votes against an equity compensation plan.

•\Nonresponsiveness to proposals. A fund may generally vote against members of the relevant committee for failure to adequately respond to proposals (management or shareholder) that received sufficient support based on the applicable vote standard, including the support of the fund, based on votes cast at a prior year’s shareholder meeting.

•\Oversight failure. If a situation arises in which the board has failed to effectively identify, monitor, and/ or ensure management of material risks under its purview based on committee responsibilities, a fund will generally vote against the relevant committee members and/or other relevant directors. This may include a board’s failure to effectively oversee a company’s material social and environmental risks, inclusive of material climate risks.

—\For example, to assess a climate risk oversight failure, factors for the funds to consider include: the materiality of the risk as identified by the company; the effectiveness of disclosures to enable the market to understand and price the risk; whether the company has disclosed plans to mitigate material risks in the context of regulatory requirements and consideration for company-specific context, market regulations, and market practices. The funds will also consider the board’s overall governance of and effective independent oversight of climate risk.

—\When a specific risk does not fall under the purview of a board committee, a fund will generally vote against the lead independent director and/or chair, and/or any other relevant director(s).

•\Audit failures.

—\A fund will generally vote against audit committee members when nonaudit fees paid to the auditor exceed audit-related fees without sufficient disclosure or when the fund votes against an audit- related management proposal.

—\A fund will generally vote against audit committee members in instances of a material misstatement of the company’s financial statements or material weakness in multiple years without sufficient remedy.

Contested director elections

A fund will vote case by case on shareholder nominees in contested director elections. The analysis of proxy contests focuses on three key areas:

•\The case for change at the target company.

—\How has the company performed relative to its peers?

—\Has the current board’s oversight of company strategy or execution been deficient?

—\Is the dissident focused on strengthening the target company’s long-term strategy and shareholder returns?

•\The quality of company governance.

—\Did the board engage in productive dialogue with the dissident?

—\Is there evidence of effective, shareholder-friendly governance practices at the company? —\Has the board actively engaged with shareholders in the past?

•\The quality of the company’s and dissident’s board nominees.

—\Is there reason to question the independence, engagement, or effectiveness of the incumbent board? —\Has the board delivered strong oversight processes with long-term shareholders’ interests in focus?

—\Are the directors proposed by the dissident (whether the full slate or a subset) well-suited to address the company’s needs, and is this a stronger alternative to the current board?

Pillar II: Board oversight of strategy and risk

Boards are responsible for effective oversight and governance of their companies’ most relevant and material risks and for governance of their companies’ long-term strategy. Boards should take a thorough, integrated, thoughtful approach to identifying, quantifying, mitigating, and disclosing risks that have the potential to affect shareholder returns over the long term. Boards should communicate their approach to risk oversight to shareholders through their normal course of business.

Capitalization

•\Increase in authorized common stock. A fund will generally vote for a proposal to increase authorized common stock if the proposed increase represents potential dilution less than or equal to 100%. It may vote for an increase resulting in more than 100% dilution if the increase is to be used for a stock split.

•\Reverse stock split. A fund will typically vote for a reverse split of outstanding shares if the number of shares authorized is proportionately reduced and the difference in reduction results in dilution equal to or less than 100%. Regardless of the level of dilution, it will generally vote for a reverse split if it is necessary for the company to remain listed on its current exchange.

•\Decrease in outstanding shares to reduce costs. A fund will generally vote for a proposal to reduce outstanding shares to reduce costs if the level at which affected investors are cashed out is not material.

•\Amendment of authorized common stock/ preferred stock. A fund will generally vote for proposals to create, amend, or issue common or preferred stock unless the rights of the issuance are materially different from the rights of current shareholders (i.e., differential voting rights) or include a blank- check provision. It will generally vote against proposals to create such stock if the accompanying disclosure does not include a statement affirming that the new issuance will not be used for anti- takeover purposes.

•\Tracking stock. A fund will generally vote for the issuance of tracking stock as a dividend to current shareholders. It will vote case by case on proposals to offer tracking stock through an initial public offering based on the proposed use of the proceeds, as well as on proposals calling for the elimination of tracking stock.

Mergers, acquisitions, and financial transactions

The funds seek to assess the likelihood that a transaction preserves or will create long-term returns for shareholders. A fund will vote case by case on all mergers, acquisitions, and financial transactions based on a governance-centric evaluation focused on four key areas:

•\Valuation

—\Does the consideration provided in the transaction appear consistent with other similar transactions (adjusting for size, sector, scope, etc.)?

•\Rationale

—\Has the board sufficiently articulated how this transaction is aligned with the company’s long-term shareholder returns?

•\Board oversight of the deal process

—\Has the board provided sufficient evidence of the rigor of the evaluation process? This could include disclosures such as an independent valuation report or fairness opinion, a discussion of the board’s process for evaluating alternative opportunities, or other relevant disclosures.

—\How did the board manage any potential conflicts of interest among the parties to the transaction?

•\The surviving entity’s governance profile

—\If the funds will be holders of any entities resulting from the transaction, do they retain rights that sufficiently protect shareholder interests?

In evaluating board oversight, the funds will consider independence, potential conflicts of interest, and management incentives.

Bankruptcy proceedings

A fund will vote case by case on all proposals related to bankruptcy proceedings. When evaluating proposals to restructure or liquidate a firm, a fund will consider factors such as the financial prospects of the firm, alternative options, and management incentives.

Environmental/social proposals

Each proposal will be evaluated on its merits and in the context that a company’s board has responsibility for providing effective oversight of strategy and risk management. This oversight includes material sector- and company-specific sustainability risks and opportunities that have the potential to affect long-term shareholder returns.

While each proposal will be assessed on its merits and in the context of a company’s current practices and public disclosures, vote analysis will also consider these proposals relative to market norms or widely accepted frameworks endorsed or already referenced by Vanguard’s Investment Stewardship program. Input from the board, management, and proponents may also be taken into consideration.

It is not the funds’ role as passive investors to dictate company strategy or interfere with a company’s day-to-day management. That said, we believe that a company’s fulsome disclosure of material risks to its long-term shareholder returns is beneficial to the public markets to inform the company’s valuation. Clear, comparable, consistent, and accurate disclosure enables shareholders to understand the strength of a board’s risk oversight. Because sustainability disclosure is an evolving and complex topic, a fund’s analysis of related proposals aims to strike a balance in avoiding prescriptiveness and providing a long- term perspective. As such, the funds are more likely to support proposals seeking disclosure of such risks and/or the company’s policies and practices to manage them over time. Finally, shareholders typically do not have sufficient information about specific business strategies to propose specific targets or environmental or social policies for a company, which is a responsibility that resides with management and the board.

As a result, a fund may support a shareholder proposal that:

•\Addresses a shortcoming in the company’s current disclosure relative to market norms or to widely accepted investor-oriented frameworks endorsed or referenced by Vanguard’s Investment Stewardship program (e.g., the International Sustainability Standards Board (ISSB));

•\Reflects an industry-specific, materiality-driven approach; and

•\Is not overly prescriptive, such as by dictating company strategy or day-to-day operations, time frame, cost, or other matters.

Independent auditors

•\Ratification of management’s proposed independent auditor. The funds are generally supportive of the annual submission of auditor appointment for shareholder approval. A fund is likely to support an independent audit committee’s auditor selection absent material misstatement of financials (or other significant concerns about the integrity of the company’s financial statements) or the payment of excessive fees to the independent auditor beyond audit and audit-related services in prior years.

A fund will vote case by case on the ratification of independent auditors when there is a material misstatement of financials or other significant concern about the integrity of the company’s financial statements. The fund may vote against ratification when taxes and all other fees exceed the audit and audit-related fees, unless the company’s disclosure makes clear that the non-audit fees are for services that do not impair auditor independence.

•\Rotations of auditing firms. A fund will vote case by case on proposals mandating independent auditor rotation.

•\Requirement for a shareholder vote. A fund will generally vote for shareholder proposals that require companies to submit ratification of independent auditors to a shareholder vote.

Pillar III: Executive pay

Compensation policies linked to long-term relative performance are fundamental drivers of sustainable, long-term investment returns for a company’s investors. Providing effective disclosure of compensation policies, their alignment with company performance, and their outcomes is crucial to giving shareholders confidence in the link between executives’ incentives and rewards and the long-term returns for shareholders.

Advisory votes on executive compensation (Say on Pay)

Because norms and expectations vary by industry type, company size, company age, and geographic location, the following guidelines illustrate elements of effective executive compensation plans and are not a one-size-fits-all tool.

A fund’s considerations when evaluating executive pay fall into three broad categories:

•\Alignment of pay and performance. The funds look for evidence of clear alignment between pay outcomes and company performance. This is mainly assessed through alignment of incentive targets with strategy set by the company and analysis of three-year total shareholder return and realized pay over the same period vs. a relevant set of peer companies. If there are concerns that pay and performance are not aligned, a fund may vote against a pay-related proposal.

•\Compensation plan structure. Plan structures should be aligned with the company’s stated long- term strategy and should support pay-for-performance alignment. Where a plan includes structural issues which the funds determine have led to, or could in the future lead to, pay-for-performance misalignment, a fund may vote against a pay-related proposal. For compensation structures which are not typical of a market, the Vanguard-advised funds look for specific disclosure demonstrating how the structure supports long-term returns for shareholders.

•\Governance of compensation plans. The funds look for boards to have a clear philosophy on executive pay, utilize robust processes to evaluate and evolve executive pay plans, and implement executive pay plans responsive to shareholder feedback over time. The funds also look for boards to explain these matters to shareholders via company disclosures. Where pay-related proposals consistently receive low support, the funds look for boards to demonstrate consideration of shareholder concerns.

A fund will vote case by case on executive compensation proposals (including Say on Pay, compensation reports, and compensation policies) and generally will support those that enhance long-term shareholder returns. It may also vote for compensation proposals that reflect improvements in compensation practices in the interests of long-term shareholder returns, even if the proposals are not perfectly aligned with all these guidelines.

While a fund will not be prescriptive as to the exact structure of a compensation plan, it will seek structures and processes that can reasonably be expected to align pay and performance over time. Such structures may include a meaningful portion of equity vesting on performance criteria, strategically aligned performance metrics set to rigorous goals, and clear disclosure of the program and outcomes enabling shareholders to understand the connection to long-term shareholder returns, among other factors. A fund does not look for nonfinancial metrics (such as environmental, social, and governance [ESG] metrics) to be a standard component of all compensation plans. When compensation committees choose to include nonfinancial metrics, the funds look for the same qualities the funds do with more traditional metrics, such as rigor, disclosure, and alignment with key strategic goals and/or material risks.

The following situations are among those that raise a higher level of concern related to a compensation plan:

•\Pay outcomes are significantly higher than those of peers but total shareholder return is well below that of peers.

•\The long-term plan makes up less than 50% of total pay.

•\The long-term plan has a performance period of less than three years. •\Plan targets are reset or retested or are not rigorous.

•\The target for total pay is set above the peer-group median.

The following situations are among those that raise warning signs, or a moderate level of concern:

•\The company’s disclosed peer group used to benchmark pay is not comparably aligned with the company in size or sector.

•\The plan uses absolute metrics only.

•\The plan allows for positive discretion only.

•\The company uses one-time (e.g., retention) awards.

•\The disclosure related to plan structure or payout is limited.

Where these warning signs exist, elements of strong compensation governance, such as board responsiveness and disclosure that includes data, rationale, and alternatives considered, can sometimes serve to mitigate these concerns.

Say on Pay frequency

A fund will typically support management proposals to put Say on Pay to an annual vote as opposed to a vote every two or three years.

Additional executive pay matters

Severance packages/golden parachutes. A fund will typically vote for proposals to approve severance packages (or “golden parachutes”) unless they are excessive or unreasonable (i.e., cash severance payments that total more than 2.99 times salary plus targeted bonus and/or have single trigger cash or equity payments). The funds believe any new or renewed severance agreements that provide excessive or unreasonable severance should be submitted to shareholders for approval. If a company’s current severance arrangements are deemed excessive or unreasonable, a fund may support shareholder proposals requiring that future golden parachutes be put to a vote, provided that ratification after the fact is permitted. A fund may also vote for proposals to approve Say on Severance unless they are excessive or unreasonable.

Shareholder proposals on pay for superior performance. A fund will generally vote against shareholder proposals that call for companies to set standards that require pay for superior performance, particularly when the proposal calls for specific performance standards.

Adopting, amending, and/or adding shares to equity compensation plans

Appropriately designed stock-based compensation plans, administered by an independent board committee and approved by shareholders, can be an effective way to align the interests of management, employees, and directors with long-term shareholder returns.

A fund will vote case by case on compensation plan proposals. A plan or proposal will be evaluated in the context of several factors to determine whether it balances the interests of employees and the company’s other shareholders.

These factors include the industry in which a company operates, market capitalization, and competitors for talent. A fund is likely to vote for a proposal in circumstances that include the following:

•Senior executives must hold a minimum amount of company stock (frequently expressed as a multiple of salary).

•Stock acquired through equity awards must be held for a certain period.

•The program includes performance-vesting awards, indexed options, or other performance-linked grants.

•Concentration of equity grants to senior executives is limited.

•Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

A fund is likely to vote against a proposal in circumstances that include the following:

•Total potential dilution (including all stock-based plans) exceeds 20% of shares outstanding.

•Annual equity grants have exceeded 4% of shares outstanding.

•The plan permits repricing or replacement of options without shareholder approval.

•The plan provides for the issuance of reload options.

•The plan contains an automatic share replenishment (“evergreen”) feature.

Additional employee compensation matters

Repricing or replacing underwater options. A fund will generally vote for proposals to reprice or exchange stock options that meet the following three considerations:

•\Value neutrality. An exchange/repricing proposal should be value-neutral.

•\Exclusion of executive and director participation. Executives and directors should not participate in an exchange or repricing. If they do, the board should clearly state why the program is necessary to retain and provide incentives to executives and directors for the benefit of long-term shareholder returns.

•\Additional vesting requirements. New shares granted in an exchange should vest no earlier than the vesting date of the shares for which they were exchanged, and preferably later.

Granting stock options. A fund will generally vote against management proposals to grant one-time stock options if dilution limits are exceeded. It will vote case by case on other proposals.

Adopting deferred compensation plan. A fund will generally vote for proposals to adopt a deferred compensation plan unless the plan includes discounts.

Adopting or adding shares to an employee stock purchase plan. A fund will typically vote against proposals to adopt or add shares to employee stock purchase plans if they allow employees to purchase shares at a price less than 85% of fair market value.

Amending a 401(k) plan to allow excess benefits. A fund will generally vote for a proposal to amend a 401(k) plan to allow for excess benefits.

Nonemployee director compensation

A fund will vote case by case on proposals to adopt or amend nonexecutive director equity compensation plans, including stock award plans. Considerations include potential dilution, the size of the plan relative to employee equity compensation plans, annual grants made to nonemployee directors, and total director compensation relative to market.

A fund will generally vote against nonemployee director equity compensation plans that allow for repricing, as well as those that contain an evergreen feature (automatic renewal). It may also vote against nonemployee director pensions.

A fund will vote case by case on all other proposals for nonemployee director compensation.

Pillar IV: Shareholder rights

The funds look for companies to adopt governance practices to ensure that boards and management serve as designed in the best interests of the shareholders they represent. Such governance practices safeguard and support foundational rights for shareholders. Proposals on many of the following matters may be submitted by either company management or shareholders; a fund may generally support proposals—irrespective of the proponent—that seek approval for governance structures that safeguard shareholder rights (and oppose those that do not) as described below.

Board structure and director elections

The funds believe that a given company’s board is generally best-positioned to fill director vacancies (subject to shareholder ratification at the next annual meeting) and to set the board’s size, tenure, and other structural provisions, so long as any such provision does not serve as an anti-takeover measure.

Classified (“staggered”) boards. A fund will generally vote for proposals to declassify a current board and vote against management or shareholder proposals to create a classified board.

Cumulative voting. A fund will generally vote for management proposals to eliminate cumulative voting and vote against management or shareholder proposals to adopt cumulative voting.

Majority voting. If the company has plurality voting, a fund will typically vote for shareholder proposals that require a majority vote for election of directors. A fund may also vote for management proposals to implement majority voting for election of directors. A fund will generally vote against shareholder proposals that require a majority vote for election of directors if the company has a director resignation policy under which a nominee who fails to get a majority of votes is required to resign.

Approval to fill board vacancies without shareholder approval. A fund will generally vote for management proposals to allow the directors to fill vacancies on the board if the company requires a majority vote for the election of directors and the board is not classified. It will generally vote against management proposals to allow directors to fill vacancies on a classified board.

Board authority to set board size. Generally, a fund will support management proposals to set the board at a specific size or designate a reasonable range to provide flexibility. However, it will consider the anti- takeover effects of the proposal, particularly in the context of a hostile takeover offer or board contest. It will generally vote against management proposals to give the board the authority to set the size of the board without shareholder approval at a future time.

Term limits for outside directors. A fund will generally vote for management proposals to limit terms of outside directors and will generally vote against shareholder proposals to limit such terms.

Shareholder access

A fund will vote case by case on management and shareholder proposals to adopt proxy access. Generally, it will vote for proposals permitting a shareholder or a group of shareholders (which should not be limited to fewer than 20) representing ownership and holdings thresholds of at least 3% of a company’s outstanding shares for three years to nominate up to 20% of the seats on the board. Any cap on the number of shareholders that can aggregate to satisfy the 3% outstanding share threshold should not be lower than 20.

A fund will consider supporting shareholder proposals that have differing thresholds if the company has not adopted any proxy access provision and does not intend to do so.

Additional share classes

The funds’ approach to companies issuing, or proposing to issue, more than one class of stock with different classes carrying different voting rights is principled yet practical. Alignment of voting and economic interests is a foundation of good governance. As such, the funds remain philosophically aligned to a “one-share, one-vote” approach, but are also mindful of the need not to hinder public capital formation in the equity markets. The funds support the idea of a newly public, dual-class company adopting a sunset provision that would move the company toward a one-share, one-vote structure over time.

A fund will vote case by case both on proposals relating to the introduction of additional share classes with differential voting rights and proposals relating to the elimination of dual-class share structures with differential voting rights.

Defensive structures

All situations involving defensive structures are reviewed holistically and on a case-by-case basis as facts and circumstances vary widely across issuers and over time.

Shareholder rights plans/poison pills. A fund will generally vote against adoption of poison pill proposals and for shareholder proposals to rescind poison pills, unless company-specific circumstances require that the board and management be provided reasonable time and protection in order to guide the company’s strategy without excessive short-term distractions. This analysis would typically require engagements with both the company and the acquirer/activist to understand the proposal.

•\A fund will generally support structures and practices that are short-term in nature (typically terms of one year or less).

•\A fund generally prefers that a plan be put to a shareholder ratification vote at the next practicable annual meeting and at each subsequent annual meeting while the plan is in place. In cases where this is not the practice, a fund may support a shareholder proposal to adopt such practice.

•\A fund will generally vote for net operating loss (NOL) poison pills and for proposals to amend securities transfer restrictions that are intended to preserve net operating losses that would be lost as a result of a change in control, as long as the NOLs exist, and the provision sets forth a five-year sunset provision.

Consideration of other stakeholder interests. A fund will vote case by case on management proposals to expand or clarify the authority of the board of directors to consider factors outside the interests of shareholders.

Other anti-takeover provisions. In general, a fund will vote for proposals to create anti-greenmail provisions and against fair price provisions. It will generally vote for shareholder proposals to opt out of anti-takeover provisions in state corporation laws where that is allowed (e.g., Pennsylvania).

Voting requirements

The funds generally prefer, absent regulatory requirements, that material matters subject to shareholder approval require support from no more than a majority of the company’s shares outstanding. As such, a fund will generally vote against proposals to adopt supermajority vote requirements and may support proposals to reduce or eliminate such requirements.

Special meetings and written consent

If a company does not provide shareholders the right to call a special meeting, a fund will generally vote for management proposals to establish that right. It may also vote for shareholder proposals to establish this right, as long as the ownership threshold for shareholders to have the right to call a special meeting is not below 10% of current shares outstanding.

If a company already provides shareholders the right to call a special meeting at a threshold of 25% or lower, a fund will generally vote:

•\Against management proposals to increase the ownership threshold above 25%.

•\Against shareholder proposals to lower the ownership threshold below the current threshold.

A fund will typically vote for management proposals to establish the right to act by majority written consent. It will generally support shareholder proposals to adopt this right if shareholders do not have the right to call a special meeting.

Advance notice of shareholder proposals

A fund will generally vote for management proposals to adopt advance notice requirements if the provision provides for notice of a minimum of 30 days and a maximum of 120 days before the meeting date and a submission window of at least 30 days prior to the deadline, and reasonable disclosure and ownership requirements that are not overly restrictive or burdensome for shareholders.

Bylaws amendment procedures

A fund will generally vote against management proposals that give the board the exclusive authority to amend the bylaws.

Change of company name

A fund will generally vote for proposals to change the corporate name unless evidence shows that the change would hurt shareholder returns.

Reincorporation

A fund will vote case by case on management proposals to reincorporate to another domicile. Considerations include the reasons for the relocation and the differences in regulation, governance, shareholder rights, and potential benefits.

Potential benefits (e.g., decreased tax liability, reduced administrative fees, higher earnings/stock price) will be weighed against reduced shareholder rights, potential for increased shareholder tax liability, and potential for other material, long-term risks to the company.

A fund will generally vote against shareholder proposals to reincorporate from one domicile to another.

Exclusive forum/exclusive jurisdiction

A fund will vote case by case on management proposals to adopt an exclusive forum provision. Considerations include the reasons for the proposal, regulations, governance, and shareholder rights available in the applicable jurisdiction, and the breadth of the application of the bylaw.

A fund will generally give companies latitude on organizational matters and, with respect to state forum selection provisions, will generally support proposals to designate state courts in Delaware, or a company’s state of incorporation or principal place of business. Any such choice of a state or federal court should be broad-based, rather than limited to a specific court within a state. The funds will consider withholding support from governance committee members when a company unilaterally adopts a provision that meaningfully limits shareholders’ rights without a compelling rationale for the choice of forum.

Shareholder meeting rules and procedures

Quorum requirements. A fund will generally vote against proposals that would decrease quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling arguments to support such a decrease.

Other such matters that may come before the meeting. A fund will generally vote against proposals to approve other such matters that may come before the meeting.

Adjournment of meeting to solicit more votes. In general, a fund will generally vote for the adjournment if the fund supports the proposal in question and against the adjournment if the fund does not support the proposal.

Bundled proposals. A fund will vote case by case on all bundled management proposals.

Change in date, time, or location of annual general meeting. A fund will typically vote for management proposals to change the date, time, or location of the annual meeting if the proposed changes are reasonable.

Hybrid/virtual meetings. A fund will generally support proposals seeking to conduct “hybrid” meetings (in which shareholders can attend a meeting of the company in person or elect to participate online). A fund may vote for proposals to conduct “virtual-only” meetings (held entirely through online participation with no corresponding in-person meeting). Virtual meetings should be designed by a company so as not to curtail shareholder rights—e.g., by limiting the ability for shareholders to ask questions. A fund will consider supporting virtual-only meetings if:

•Meeting procedures and requirements are disclosed ahead of the meeting;

•A formal process is in place to allow shareholders to submit questions to the board;

•Real-time video footage is available, and attendees can call into the meeting or send a prerecorded message;

•Shareholder rights are not unreasonably curtailed; and

•Applicable laws and regulations provide relevant protections to shareholder rights, and the company complies with these provisions.

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